                              SETTLEMENT AGREEMENT

       This Settlement Agreement ("Agreement") is entered into as of September 21, 2000 by and among Eye Care Centers of America, Inc., a Texas corporation ("ECCA"), Visionworks, Inc., a Florida corporation and wholly-owned subsidiary of ECCA ("Visionworks"), Enclave Advancement Group, Inc., a Delaware corporation and wholly-owned subsidiary of ECCA ("Enclave"), Vision Twenty-One, Inc., a Florida corporation ("Vision 21"), Block Vision, Inc., a New Jersey corporation and a direct wholly-owned subsidiary of Vision 21 ("Block Vision"), MEC Healthcare, Inc., a Maryland corporation and wholly-owned subsidiary of Vision 21 ("MEC"), Vision Twenty-One Managed Eye Care of Tampa Bay, Inc., a Florida corporation ("Vision 21-Tampa Bay"), The Complete Optical Laboratory, Ltd., Corp., a New Jersey corporation and a direct wholly-owned subsidiary of Vision 21 ("TCOL"), Vision Twenty-One of Wisconsin, Inc., a Wisconsin corporation ("Vision 21-Wisconsin"), Theodore N. Gillette, O.D. ("Gillette"), Paul O. Smith, O.D. ("Smith"), Optometric Consultants of Florida, P.A., a Florida professional association wholly-owned by Gillette and Smith (the "Joint Practice"), Optometric Associates of Florida, P.A, a Florida professional association majority-owned by Gillette ("OAF" and together with the Joint Practice, the "Gillette Practice"), Drs. Smith, Porter & Associates, P.A., a Florida professional association wholly-owned by Smith ("DSPA"), Dr. Smith & Associates, #6966, P.A., a Florida professional association wholly-owned by Smith ("#6966"), Dr. Smith & Associates, #6958, P.A., a Florida professional association wholly-owned by Smith ("#6958"), and Dr. Smith & Associates, #6952, P.A., a Florida professional association wholly-owned by Smith ("#6952" and collectively with the Joint Practice, DSPA, #6966 and #6958, the "Smith Practice"). ECCA, Visionworks, Enclave and their respective subsidiaries are hereinafter referred to collectively as the "ECCA Companies" or individually as an "ECCA Company." Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and their respective subsidiaries and Affiliates (as hereinafter defined) are hereinafter referred to collectively as the "Vision 21 Companies" or individually as a "Vision 21 Company."

                              W I T N E S S E T H:

       WHEREAS, the Vision 21 Companies and the ECCA Companies have numerous business relationships with each other relating to providing optometric services, selling optical goods, managed vision care contracts and other related services and desire to settle certain outstanding matters related thereto;

       WHEREAS, Vision 21 entered into, or assumed the rights and obligations as sublessee under, (i) certain Sublease Agreements (the "Sublease Agreements") with ECCA or Visionworks, as the case may be, for premises within or adjacent to certain retail optical store locations of the ECCA Companies in Florida, Texas and Arizona as set forth on EXHIBIT A attached hereto, (ii) certain Promissory Notes (the "Promissory Notes") for the benefit of ECCA or Visionworks, as the case may be, for the purchase of optometric equipment (the "Promissory Notes") and (iii) Trademark License Agreements (the "Trademark License Agreements") with Enclave;

       WHEREAS, the ECCA Companies and Vision 21 have terminated the Sublease Agreements and Vision 21 has vacated the premises in Arizona, Texas and Florida (or with respect to certain premises in Florida agreed to vacate the premises with an effective date prior to the date hereof) which were the subject of the Sublease Agreements (the premises in Florida being collectively referred to herein as the "G&S Optometric Premises" and together with the Arizona and Texas premises, the "Optometric Premises") on the dates as set forth on EXHIBIT A attached hereto (the "Transition Dates" and each a "Transition Date");

       WHEREAS, ECCA has been using certain optometric equipment owned or leased by Vision 21 located at the premises in Arizona and Texas (the "Subleased Optometric Equipment");

       WHEREAS, Vision 21 has announced that it is discontinuing the business of managing optometric practices and, in connection therewith and with the proper termination of the Sublease Agreements, ECCA and Vision 21 desire to coordinate an orderly transition of the optometric practices managed by Vision 21 (and related businesses) at the Optometric Premises (the "Vision 21 Practices"), the names of such Vision 21 Practices being set forth on EXHIBIT A opposite the description of the Optometric Premises;

       WHEREAS, concurrent with this Agreement, Gillette, Smith, the Gillette Practice, Smith Practice and Vision 21 will enter into agreements regarding the sale of certain practice assets, including all of the optometric equipment located at the G&S Optometric Premises in Florida, by Vision 21 back to the Gillette Practice and/or the Smith Practice (or such other professional corporation or association owned by Smith and/or Gillette), the termination or assignment of the business management agreements, the termination of Gillette and Smith's employment with Vision 21 and certain other business issues (the "Unwind Agreements");

       WHEREAS, in connection with the orderly transition of the Gillette Practice and the Smith Practice and with the Unwind Agreement, Visionworks would enter into sublease agreements with each of the Gillette Practice and the Smith Practice (or such other professional corporation or association owned by Smith and/or Gillette) in connection with the G&S Optometric Premises identified on EXHIBIT A, such sublease agreement to have a term of two (2) years or one (1) year, as the case may be, and be in substantially the form attached hereto as EXHIBIT B (the "New Sublease Agreements") (the professional corporation(s) or association(s) entering into the New Sublease Agreements are hereinafter collectively referred to as the "Designated Optometrists" and individually as the "Designated Optometrist"). The Designated Optometrist at each of the G&S Optometric Locations is set forth opposite the address of such location on EXHIBIT C attached hereto;

       WHEREAS, certain of the ECCA Companies and the optometrists with practices located adjacent to or within the retail optical stores owned or operated by any ECCA Company are on the managed care panels with respect to managed vision care contracts secured or administered by the Vision 21 Companies;

       WHEREAS, pursuant to that certain Asset Purchase Agreement, dated July 7, 1999 (the "Asset Purchase Agreement") by and among ECCA, Vision 21 and TCOL, ECCA (through its subsidiaries) acquired certain of the assets and operations of Vision 21 and TCOL with respect to its optical retail stores located primarily in Minnesota, Wisconsin and New Jersey;

       WHEREAS, ECCA and Vision 21 are parties to an Agreement Regarding Strategic Alliance dated September 30, 1999 (the "Strategic Alliance Agreement");

       WHEREAS, ECCA and Vision 21 are parties to a letter agreement, dated February 23, 1999 whereby ECCA has agreed to reimburse Vision 21 for the optical technicians engaged by Vision 21 in connection with the Vision 21 Practices (the "Optical Technician Letter Agreement");

       WHEREAS, the Parties hereto desire to reach an agreement regarding the settlement of the amounts owed by the parties and the transition of the Vision 21 Practices to the Designated Optometrists;

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

       WHEREAS, Gillette, Smith, the Gillette Practice and the Smith Practice acknowledge that they will directly and indirectly benefit from the termination of the business management agreements with Vision 21 and the orderly transition of their respective optometric practices at certain of the Optometric Premises to a Designated Optometrist in accordance with the terms hereof and therefore desire to facilitate the transition to minimize the impact on their respective patients and optometrists; and

       WHEREAS, the transactions contemplated by this Agreement will affect Gillette, Smith, the Gillette Practice and the Smith Practice by inter-alia settling debts for which the Gillette Practice or the Smith Practice may be liable (e.g., certain rent payments owed to ECCA or Visionworks with respect to the occupancy of the Optometric Premises, obligations owed to Vision 21 under their respective Business Management Agreements and by virtue of Gillette's and Smith's economic interest in Vision 21);

       NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the Parties hereinafter contained and other good and valuable consideration the receipt of which is hereby acknowledged by each Party, the Parties hereby agree as follows:

                                    ARTICLE I
                        TRANSITION OF VISION 21 PRACTICES

       1.01 ACKNOWLEDGEMENTS. Vision 21, Gillette, Smith, the Gillette Practice, the Smith Practice, ECCA, Visionworks and Enclave acknowledge and agree that:

              (a) The parties acknowledge and agree that the Sublease Agreements, including without limitation, the Sublease Agreements related to the G&S Optometric Premises at which the Vision 21 Practices were or are presently operated, are terminated and neither Vision 21, on one hand, nor any of the ECCA Companies, on the other hand, have any liability to the other party under the Sublease Agreements except as set forth in this Agreement. Effective as of the respective Transition Dates, Vision 21 is not entitled to occupy the Optometric Premises and has, or will immediately following the execution hereof, vacate such premises. To the extent that Vision 21 has any contractual liability under the Sublease Agreements, the ECCA Companies will use their reasonable best efforts to obtain, within a reasonable period of time, the release of Vision 21 from contractual liability or obligation under the underlying leases, if any.

              (b) As of the date hereof, Vision 21 owes to the ECCA Companies rent payments (past due and current) plus accrued interest plus amount trademark license fees in the approximate aggregate amount of $866,468 ($670,670 for the Visionworks locations in Florida through the applicable Transition Dates and $195,798 for the EyeMasters locations in Texas and Arizona through the applicable Transition Dates) relating to the Trademark License Agreements and the Sublease Agreements and the rents owed through the date of Vision 21's vacating of the subject premises.

              (c) As of the date hereof, Vision 21 owes to ECCA the amount of approximately $23,195 under the Promissory Notes.

              (d) As of the date hereof, the ECCA Companies owe to Vision 21 the aggregate amount of $881,803 relating to the Optical Technician Letter Agreement.

              (e) As of the date hereof, the ECCA Companies owe to Vision 21 the aggregate amount of $12,498 for its use of the Subleased Optometric Equipment.

              (f) ECCA has agreed to pay Vision 21 an amount equal to $115,818 for purchase of the Owned Optometric Equipment (as hereinafter defined).

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              (g)   ECCA has agreed to pay to Vision 21 an amount equal to
$190,000 for the purchase of the Leased Optometric Equipment (as hereinafter defined), which Vision 21 has, or will, acquire good and marketable title from Banc One Leasing Corporation, immediately prior to or concurrent with the execution hereof.

              (h) Such payments shall be made in accordance with SECTION 1.02(a) below.

       1.02   TRANSITION OF THE VISION 21 PRACTICES.

              (a) Concurrent with the execution hereof, (i) Vision 21 shall pay to ECCA, as representative of the ECCA Companies, the amount, if any, by which the Vision 21 Debt (as hereinafter defined) exceeds the ECCA Debt (as hereinafter defined) or (ii) ECCA shall pay to Vision 21 the amount, if any, by which the ECCA Debt exceeds the Vision 21 Debt, as the case may be. The ECCA Debt shall be the amount of $1,200,120, which represents the full satisfaction of the amounts owed by the ECCA Companies to Vision 21 with respect to the services provided, or to be provided prior to vacating the Optometric Premises, under the Optical Technician Letter Agreement and any amounts owed with respect to the Owned Optometric Equipment, the Subleased Optometric Equipment and the Leased Optometric Equipment. The parties acknowledge that all or a portion of the amount to be paid by ECCA to Vision 21 hereunder may be paid to Banc One Leasing Corporation (on behalf of Vision
21) as pay-off of the Leased Optometric Equipment in accordance with SECTION 1.02(d) below and upon delivery of such funds, Banc One Leasing Corporation would transfer title to such Leased Optometric Equipment directly to ECCA or its subsidiary. Further, Vision 21 hereby consents to and directs ECCA to deliver any of the funds owed to Vision 21 pursuant to clause (ii) above, less any of the amounts paid directly to Banc One Leasing Corporation pursuant to the preceding sentence, directly to the Bank of Montreal as provided in the consent from the Bank of Montreal and the other banks that are parties to Vision 21's credit agreement. The Vision 21 Debt shall be equal to $889,663, which is comprised of the following:

              (i) $866,468 ($670,670 for the Visionworks locations in Florida through the applicable Transition Dates and $195,798 for the EyeMasters locations in Texas and Arizona through the applicable Transition Dates), which shall be in full satisfaction of (A) the rental payments and accrued interest due and owing by Vision 21 in connection with the Sublease Agreements and any and all other obligations under the Sublease Agreements, (B) the rental payments for Vision 21's continued occupancy of the Optometric Premises through the applicable Transition Dates with respect the Optometric Premises, and (C) the license fees and accrued interest owed by Vision 21 under the Trademark License Agreements;

              (ii) $23,195 which shall be in full satisfaction of the amounts due and owing under the Promissory Notes plus the remaining principal amount due thereunder.

              (b) Vision 21 shall, and shall use its reasonable best efforts to cause each of the Vision 21 Practices to terminate the business management agreements between Vison 21 and the Vision 21 Practices (except with respect to the business management agreements with OAF which will be assigned to third party management company owned by Gillette) and assist and cooperate in the transition at the G&S Optometric Premises from practices managed by Vision 21 to independent optometric practices owned and operated by the Designated Optometrists.

              (c) Concurrent with the execution hereof, Vision 21 shall sell, transfer and convey to ECCA or its designee, free and clear of all liens and encumbrances, (i) all optometric equipment owned by Vision 21 and used at the Optometric Premises in Texas, Arizona and in the Lake Wales, Orlando and Tallahasee, Florida locations, a list of which is set forth on EXHIBIT D attached hereto (the "Owned Optometric Equipment") and (ii) the optometric equipment formerly leased by Vision 21 from

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

Banc One Leasing Corporation and listed on EXHIBIT E attached hereto which will be acquired by Vision 21 immediately prior to, or concurrent with, the execution hereof (the "Leased Optometric Equipment"). The purchase price for the Owned Optometric Equipment and the Leased Optometric Equipment shall be equal to the fair market value of such equipment as set forth on EXHIBIT D and EXHIBIT E, respectively attached hereto and paid in accordance with
SECTION 1.02(a) above. Vision 21 hereby agrees that it will execute and deliver to ECCA or its designee, a Bill of Sale in a form reasonably acceptable to ECCA, and such other bills of sale, endorsements, assignments, releases, and other good and sufficient instruments of transfer, assignment and conveyance in form satisfactory to ECCA and its counsel, as shall be effective to convey to ECCA or its designee good and marketable title in and to the Owned Optometric Equipment and Leased Optometric Equipment, free and clear of any Encumbrances.

              (e) Concurrent with or immediately following the execution hereof, Visionworks and each Designated Optometrist shall enter into a New Sublease Agreement with a term of two (2) years with respect to each of the G&S Optometric Premises, except with respect to the premises in Port Charlotte and Fort Myers, Florida which will be for a term of one (1) year. The name of the Designated Optometrist who will enter into each New Sublease Agreement is set forth opposite the G&S Optometric Practice on EXHIBIT C attached hereto. The effective date of each New Sublease Agreement shall be the applicable Transition Date for the respective location, or such other date as may be agreed upon by the Parties. In addition, Visionworks and each of the Designated Optometrists owned or controlled by Gillette (as identified on EXHIBIT A) shall enter into an agreement whereby the Designated Optometrists will be reimbursed by Visionworks for the optical technicians engaged by the Designated Optometrists at the G&S Optometric Premises, the terms of such agreement to be substantially similar to the current agreement between ECCA and Vision 21 relating to the optical technicians at the G&S Optometric Premises. The Designated Optometrists owned or controlled by Smith will not enter into agreements regarding optical technicians.

       1.03   NON-SOLICITATION.

              (a) For the period commencing on the date hereof and ending on the second anniversary of the date hereof, none of the Vision 21 Companies (collectively the "Restricted Parties" and individually as a "Restricted Party") shall, directly or indirectly, either for itself or any other Person,
(A) induce or solicit, or attempt to induce or solicit, any of the Vision 21 Optometrists or any of the ECCA Optometrists to leave the employ of its employer or to terminate their sublease or other relationship with an ECCA Company, as the case may be, (B) in any way, directly or indirectly, interfere with the relationship between the ECCA Companies and any of the ECCA Optometrists, or otherwise take any action, or refrain from taking any action, the effect of which action or inaction would reasonably be expected to adversely affect the relationship between an ECCA Company and an ECCA Optometrist, (C) employ, or otherwise engage as an employee or independent contractor, or enter into any other relationship (or solicit such relationship) relating to the provision of optometric services with, any of the then ECCA Optometrists or Vision 21 Optometrists. The Parties acknowledge that the foregoing provisions shall also restrict any company to which a Restricted Party provides management services, and the Restricted Party shall disclose this restriction to any company to which it provides management services and obtain their agreement to be bound to this Non-Solicitation clause. Notwithstanding the foregoing, the Parties acknowledge that the foregoing restrictions in clause (A) above shall not apply to general advertisements in newspapers, magazines or other periodicals that are widely distributed, but the Restricted Parties shall continue to be bound by the restrictions and prohibitions set forth in clauses (B) and (C) with respect to any optometrist responding to such advertisements. Further, with respect to clause (C) the term "other relationship" shall not include a relationship with an optometrist which consists SOLELY of the inclusion of such optometrist on the managed vision care plan panels or selling optical goods to, or purchasing optical goods on behalf of, such optometrists.

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

              (b)    DEFINITIONS.

              "ECCA Optometrists" shall mean all of the optometrists (and their respective professional entities through whom they perform optometric services) (i) who are then employed by any of the ECCA Companies, or have been so employed in the preceding twelve (12) months, (ii) to whom an ECCA Company then provides management services or has provided management services in the preceding twelve (12) months, (iii) who are then employed by any other optometrists (or professionally entity owned by an optometrist), or have been so employed in the preceding twelve (12) months, to whom an ECCA Company then provides management services; or (iv) who have practices then located, or located within the preceding twelve (12) months, adjacent to or within (or near if such space is sublet by an ECCA Company) the stores owned or operated by any ECCA Company.

              "Vision 21 Optometrists" shall mean all of the optometrists who are employed by the Vision 21 Practices, or were employed during the six (6) months preceding the date hereof, to provide service at any of the Optometric Premises that were subject to the Sublease Agreements.

              (c) REMEDIES. If a Vision 21 Company breaches any of the covenants set forth in this SECTION 1.03, the ECCA Companies will be entitled to the following remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

                     (i) The Parties stipulate and agree that it will be difficult to quantify the severe harm to the ECCA Companies if an ECCA Optometrist ceases to be an ECCA Optometrist as a result, directly or indirectly, of a Restricted Party's breach of this SECTION 1.03. However, if a Restricted Party breaches this SECTION 1.03, the parties agree and stipulate that the damages to ECCA would be significant. Accordingly, if a Restricted Party breaches this SECTION 1.03, such Restricted Party shall pay to the ECCA Companies the amount of $150,000.00 for each ECCA Optometrist who then becomes employed by or otherwise enters into a prohibited relationship with the Restricted Party or, as a proximate cause of such breach, ceases to be an ECCA Optometrist. It is further stipulated and agreed that such amount of damages is a reasonable estimate of the damages that would be incurred by the ECCA Companies and the payment of such damages is not intended to be punitive. In the event that the liquidated damages provision in the foregoing sentence is determined to be unenforceable, the court shall strike the unenforceable portion of this Agreement and the remainder of this Agreement shall remain in full force and effect, and the ECCA Companies shall be entitled to pursue all remedies available under applicable law for the breach of this SECTION 1.03. For purposes of determining whether an ECCA Optometrist ceases to be an ECCA Optometrist under this SUBSECTION 1.03(c)(i), an ECCA Optometrist will cease being an ECCA Optometrist upon termination of the relationship which resulted in him or her being classified as such, and will not be deemed an ECCA Optometrist for the 12 months following such cessation.

                     (ii) The right to have the provisions of this Agreement specifically enforced by injunction by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the ECCA Companies and/or one or more of their respective subsidiaries and Affiliates and that money damages will not provide an adequate remedy to them. Such injunction shall be available without the posting of any bond or other security, and each of the Restricted Parties hereby consents to the issuance of such injunction.

       1.04. ASSISTANCE IN PRACTICE TRANSITION. Gillette, Smith, the Gillette Practice and the Smith Practice hereby consent to the transactions contemplated herein. Gillette, Smith, the Gillette Practice and the Smith Practice shall provide assistance and cooperation as requested by the ECCA Companies in transitioning the optometric practices at the G&S Optometric Premises to a Designated Optometrist. Further, with respect to any of the Optometric Premises in Arizona or Texas, Vision 21 shall, and shall use its reasonable best efforts to cause the Vision 21 Practices to, provide assistance and cooperation as

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requested by the subleasing optometrists at such practice locations in transitioning the optometric practice previously managed by Vision 21 at such location to the subtenant thereof.

       1.05 RELEASE FROM NON-COMPETITION AGREEMENTS. In the event that the Designated Optometrists fail to commence operating at any of the G&S Optometric Premises on the Transition Date as contemplated herein (other than as a result of the default of any of the ECCA Companies under this Agreement), then:

              (a) Gillette, Smith, the Gillette Practice and the Smith Practice shall be deemed to have released any and all Vision 21 Optometrists (all of such optometrists are hereinafter collectively referred to as the "Restricted Optometrists"), from any restrictions from, or prohibitions against, entering into employment agreements, sublease agreements, management agreements or other arrangements or agreements with an ECCA Company or an ECCA Optometrist.

              (b) Gillette, Smith, the Gillette Practice and the Smith Practice will be deemed to have expressly consented to the ECCA Companies and/or the ECCA Optometrists (i) soliciting employment or other arrangements with the Restricted Optometrists, and (ii) entering into employment agreements, sublease agreements, management agreements or other arrangements or agreements upon such terms as may be desirable for the ECCA Companies or the ECCA Optometrists, as the case may be.

              (c) Vision 21, Gillette, Smith, the Gillette Practice and the Smith Practice will be deemed to have expressly consented to the ECCA Companies and/or the ECCA Optometrists employing or entering into employment agreements, sublease agreements, management agreements or other arrangements or agreements upon such terms as may be desirable for the ECCA Companies or the ECCA Optometrists, with any optometrists that have previously been employed by such party and thereby waive any claim for a breach of a non-competition agreement that may have otherwise resulted from such engagement.

                                   ARTICLE II
                           MANAGED VISION CARE PANELS

       2.01 PARTICIPATION ON PANELS. With respect to managed vision care and the relationship of ECCA and Vision 21 with respect thereto, Vision 21 agrees (and agrees to cause Block Vision, MEC, Vision 21-Wisconsin, Vision 21-Tampa Bay and its other subsidiaries to agree) as follows:

              (a) For the period commencing on the date hereof and ending on the fifth anniversary of the date hereof, unless otherwise specified by the associated employer group or managed care entity, to the extent permitted by applicable law and subject to the credentialing and other participatory requirements of each managed vision care plan, and continued compliance by the ECCA Participants (as defined below) with the terms and conditions of the applicable provider agreements, including all managed care entity-specific provisions included therein (subject to the restrictions set forth below), the Vision 21 Companies shall include all of the optical retail stores of the ECCA Companies and all of the ECCA Optometrists, including new store locations and optometrists (and their respective professional entities) that may hereinafter become ECCA Optometrists (collectively, the "ECCA Participants"), on each of the provider panels of managed vision care plans secured or administered by a Vision 21 Company covering markets in which such ECCA Participant is located. The Vision 21 Companies shall take such actions as reasonably necessary to insure that the ECCA Participants are not discriminated against with respect to participation on such provider panels and receive the same benefits and treatment as the other members of the panels, except for the compensation or reimbursement to be paid by the Vision 21 Companies to the ECCA Participants on existing contracts which has been and shall continue to be at the same rates set forth under presently existing managed vision care contracts. The ECCA Participants will be included on the panels of such managed vision care plans immediately

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following the execution of this Agreement, subject to the credentialing and other participatory requirements.

       With respect to new managed vision care contracts after the date hereof, the Vision 21 Companies and ECCA agree that (i) any decrease in historical reimbursement rates shall be as mutually agreed upon, (ii) Vision 21 shall negotiate reimbursement rates in good faith and not arbitrarily or capriciously offer lower rates to discourage ECCA from accepting new contracts and (iii) reimbursement rates will be proportionate to rates currently in effect and relative to reimbursement levels offered to non-ECCA panel members taking into account the size and scope of the ECCA panel members. The Vision 21 Companies shall use their reasonable best efforts to assist the ECCA Participants in the application process for obtaining the requisite credentialing to participate on such provider panels. If the credentialing is denied for any reason or if any ECCA Participant is removed from a panel for non-compliance with the participation requirements, the Vision 21 Companies shall provide, or cause to be provided, to the ECCA Participants, within 30 days of such denial or removal, the basis for denying the credentialing or removing the ECCA Participant from the panel and an opportunity to cure the deficiency of the ECCA Participant in order to secure or maintain, as the case may be, a position on such provider panels. If, after the date hereof, an ECCA Company bids on a managed vision care contract that is then awarded to a Vision 21 Company, then the Vision 21 Companies will not be obligated to include the ECCA Participants on the provider panel solely as it relates to such managed vision care contract; provided, however the foregoing shall not affect right of the ECCA Participants to participate on the provider panels as they relate to all other managed vision care contracts.

              (b) For the period commencing on the date hereof and ending on December 31, 2005, unless otherwise specified by the associated employer group or managed care entity, to the extent permitted by applicable law and subject to the credentialing requirements of each managed vision care plan, the ECCA Companies shall use their respective reasonable best efforts to cause the optometrists managed by the Vision 21 Companies in the state of Arizona under the name "Talbert Optical" to be included on the provider panel of the "Intergroup" managed vision care plan covering the Arizona market in which such optometrist is located. Notwithstanding the foregoing, none of the ECCA Companies will have any obligations under this SECTION 2.01(b) unless and until the ECCA Participants are included on the panels for the managed vision care plan relating to PacifiCare.

              (c) The Parties acknowledge that the Strategic Alliance Agreement contained provisions relating to the participation of ECCA Participants on Vision 21's managed vision care provider panels and, accordingly, upon execution hereof and the execution by Block Vision, MEC, Vision 21-Tampa Bay and Vision 21-Wisconsin of the agreements contemplated in
SECTION 2.01(d) below, the Strategic Alliance Agreement will be terminated and of no further force or effect, and none of ECCA, Vision 21 or the respective Affiliates shall have any further rights or obligations thereunder.

              (d) Concurrent with the execution hereof, Block Vision, MEC, Vision 21-Tampa Bay and Vision 21-Wisconsin will each execute a separate agreement with ECCA, in substantially the forms of EXHIBITS F, G, H and K attached hereto, agreeing to the matters set forth in clauses (a) and (b) of this SECTION 2.01. In the event that any other subsidiary of Vision 21 engages in the managed vision care business, such subsidiary shall also execute a separate agreement with ECCA in substantially the form of EXHIBIT F, G, H and K attached hereto.

              (e) If after the date hereof, Vision 21, any of its subsidiaries, or their any of their respective businesses, is acquired, directly or indirectly (whether through sale of stock, merger, sale of assets, consolidation or other similar transaction), by OptiCare Health Systems, Inc. or any affiliate thereof ("Opticare"), concurrent with such acquisition, Opticare (or such other acquiring entity) shall execute an agreement agreeing to be bound (and causing its subsidiaries and affiliates to be bound) by the provisions of clauses (a) and (b) of this SECTION 2.01.

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

                                   ARTICLE III
                            ASSET PURCHASE AGREEMENT

       3.01 PURCHASE PRICE ADJUSTMENT PAYMENT. Vision 21, TCOL and ECCA acknowledge and agree that (i) Vision 21 and TCOL owe to ECCA the amount of Four Million Thirty-One Thousand Eight Hundred Seventy-Three Dollars ($4,031,873.00) plus accrued interest (the "Purchase Price Adjustment Amount") in connection with the purchase price adjustment under Section 2.03 of the Asset Purchase Agreement and (ii) Vision 21 has certain obligations with respect to certain payments owed to certain optometrists under the Partnership Agreements (as defined in the Asset Purchase Agreement"). With respect to the Asset Purchase Agreement, the Parties agree as follows:

              (a) Subject to the satisfaction, in all material respects, of the covenants of the Vision 21 Companies contained in this Agreement and the transition of the G&S Optometric Practices as contemplated herein, ECCA and Vision 21 hereby agree that the aggregate debt due from Vision 21 relating to the Purchase Price Adjustment Amount shall be reduced to $1,531,873 (a reduction in the principal amount of $2,500,000), and shall then be due and payable, accruing interest at a rate of 7% per annum (such indebtedness being referred to as the "Adjusted Indebtedness"). Notwithstanding the foregoing, upon and subject to the consummation of Vision 21's restructuring of its bank credit facility on terms that do not materially adversely affect the rights of ECCA in a way that is materially different from the restructuring term sheet attached to the Agreement as EXHIBIT L, the parties agree to restructure the Adjusted Indebtedness to be payable upon the terms set forth in the attached EXHIBIT K and that concurrent with the consummation of the restructuring of the bank credit facility as contemplated herein, Vision 21 shall deliver to ECCA a convertible note, in a form reasonably satisfactory to ECCA, in accordance with the terms set forth on EXHIBIT L attached hereto.

              (b) Vision 21 and ECCA each hereby affirms its obligations with respect to the Partnership Agreements (as defined in the Asset Purchase Agreement) as set forth in the Asset Purchase Agreement.

                                   ARTICLE IV
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

       4.01 CONSENTS. The Bank of Montreal shall have consented, in writing and in a form reasonably acceptable to ECCA, to the terms of this Agreement including, without limitation, the reduction of the debt related to the Purchase Price Adjustment Amount, a copy of which consent has been provided to ECCA.

       4.02 COOPERATION. Subject to the terms and conditions herein provided, each Party will use such Party's reasonable best efforts to take, or cause to be taken, such actions, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and applicable law to consummate and make effective all of the transactions contemplated herein.

       4.03 CONFIDENTIALITY. Vision 21, Block Vision, TCOL, MEC, Vision 21-Wisconsin, Vision 21-Tampa Bay, Gillette, Smith, the Gillette Practice and the Smith Practice shall, and Vision 21 shall cause each of the Vision 21 Companies and the Vision 21 Practices and their respective Representatives and Affiliates to, hold in strict confidence and not use or disclose to any other Person without the prior written consent of ECCA, all confidential information related to the Optometric Premises and the Vision 21 Practices which relate to the continued operations of the ECCA Companies or the Designated Optometrists at the Optometric Premises from and after the date such premises are vacated including, without limitation the business records and the patient records to be provided to the Designated

Optometrists; PROVIDED, HOWEVER, that such information may be used or disclosed (i) when required by any regulatory authorities or governmental agencies, (ii) if required by court order or decree or applicable law, (iii) if it is publicly available other than as a result of a breach of this Agreement, (iv) if it is otherwise contemplated herein or, with respect to the Vision 21 Practices which are Designated Optometrists or (v) by the Designated Optometrist in connection with the operation of their practices at the Optometric Premises after the applicable Transition Dates.

       4.04 REPRESENTATIONS AND WARRANTIES OF VISION 21, BLOCK VISION, MEC, VISION 21-TAMPA BAY AND VISION 21-WISCONSIN. Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL, jointly and severally, hereby represent and warrant to ECCA, Visionworks and Enclave as follows:

              (a) EXISTENCE, GOOD STANDING AND AUTHORITY. Each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation. Each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL has the power to own its respective properties and to carry on its respective businesses as now being conducted. Each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL is duly qualified to do business in all jurisdiction(s) in which the character or location of the properties owned or leased by it or the nature of the businesses conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on such company. Each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL has full legal right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to sell, assign, transfer, convey and deliver the Owned Optometric Equipment pursuant hereto.

              (b) AUTHORIZATION, ETC. The Board of Directors and shareholders of each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL have taken all actions required by law, its respective Organizational Documents or otherwise to authorize the execution and delivery by such Party, of this Agreement and any other agreement contemplated hereunder to which it is a party, and the performance of such Party's obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL and is the legal, valid and binding obligations of such Party enforceable against it according to its terms. Block Vision, MEC, Vision 21-Tampa Bay and Vision 21-Wisconsin are presently the only subsidiaries or Affiliates of Vision 21 engaged in the business of managed vision care.

              (c) NO CONFLICT. Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated herein, will, directly or indirectly (with or without notice or lapse of time):

                    (i)  contravene, conflict with, or result in a violation of
       (A) any provision of the Organizational Documents of any of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL, or
       (B) any resolution adopted by the Board of Directors or shareholders of any of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL;

                     (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL or any of the Optometric Equipment, may be subject;

                     (iii) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any contract or commitment; or

                     (iv) result in the imposition or creation of any Encumbrance upon or with respect to any of the Owned Optometric Equipment.

              Except for consents and notices received or given, none of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL is, or will it be, required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions contemplated hereby. The Bank of Montreal has reviewed this Agreement and consented, in writing, to the execution and delivery of this Agreement and the consummation or performance of the transactions contemplated hereby. Vision 21 has delivered copies of all of such consents and notices to ECCA.

              (d) LITIGATION. Except as set forth on EXHIBIT J hereto, there is no Proceeding by any Person, or by or before (or any investigation by) any Governmental Body, pending, or to the knowledge of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL threatened, against or affecting (i) any of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL or the Optometric Premises which could materially and adversely affect the right or ability of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL to perform its obligations hereunder or the ability of the ECCA Companies to transition the Optometric Premises as contemplated hereunder, or (ii) the transactions contemplated hereby; and none of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL has any knowledge of any valid basis for any such Proceeding. None of the Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL is subject to, or in default under, any Order entered in any Proceeding which may have an adverse effect on any of the ECCA Companies or the ability of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL to perform its respective obligations hereunder.

              (e) SUBLEASES. Vision 21 was the sublessor under the Sublease Agreements and no other parties, including the Vision 21 Practices, have any rights under the Sublease Agreements. None of the Vision 21 Companies, the Vision 21 Practices, or any of the optometrists (or their professional entities) who occupy or occupied any of the premises which were the subject of the Sublease Agreements, have any claims or rights against any of the ECCA Companies with respect to the termination of the Sublease Agreements or such parties occupancy of such premises, except as otherwise expressly set forth herein. Any claims that such parties may have had are waived by the execution of this Agreement.

              (f) VISION 21 PRACTICES. The professional corporations which comprise the Vision 21 Practices and are or were managed by Vision 21, and, to the best knowledge of Vision 21, all of the owners of each such professional corporation, are set forth on EXHIBIT A attached hereto and incorporated herein by reference. Vision 21 has disclosed to ECCA all of the optometrists that are, or have been in the preceding 6 months, employed by any of the Vision 21 Practices.

              (g) STATUS OF BANK FINANCING. Attached hereto as EXHIBIT L is a proposed term sheet setting forth the terms of the proposed restructuring of Vision 21's bank credit facility. Vision 21 has no reason to believe that the bank credit facility will not be restructured in accordance with the terms set forth on EXHIBIT L.

              (h) DISCLOSURE. To the knowledge of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL, none of this Agreement, or any schedule, exhibit or certificate delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits any statement of a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

       4.05 REPRESENTATIONS AND WARRANTIES OF GILLETTE AND THE GILLETTE PRACTICE. Gillette and the Gillette Practice, jointly and severally, hereby represent and warrant to ECCA, Visionworks and Enclave as follows:

              (a) OAF is owned 93.3% by Gillette, 3.4% by Dr. Mark Beiler and 3.3% by Dr. Mark Sarno. The Joint Practice is wholly-owned by Smith and Gillette. Gillette and the Gillette Practice acknowledge that they have received adequate consideration for the execution hereof and the performance of their obligations hereunder. Further, Gillette and the Gillette Practice acknowledge that the ECCA Companies have relied upon the covenants, representations and warranties contained herein in connection with their agreement to enter into this Agreement.

              (b) Gillette and the Gillette Practice have had the opportunity to discuss the terms of this Agreement with their legal counsel. To the knowledge of Gillette and the Gillette Practice, all of the representations and warranties of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin herein are true and correct.

              (c) To the knowledge of Gillette and the Gillette Practice, neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated herein, will, directly or indirectly (with or without notice or lapse of time):

                     (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of the Gillette Practice, or (B) any resolution adopted by the Board of Directors or Shareholders of the Gillette Practice;

                     (ii) contravene, conflict with, or result in a violation of or give any Governmental Body or other Person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Gillette or the Gillette Practice, may be subject; or

                     (iii) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any contract or commitment.

       4.06 REPRESENTATIONS AND WARRANTIES OF SMITH AND THE SMITH PRACTICE. Smith and the Smith Practice, jointly and severally, hereby represent and warrant to ECCA, Visionworks and Enclave as follows:

              (a) Smith is the sole owner of the Smith Practice (other than the Joint Practice). The Joint Practice is wholly-owned by Smith and Gillette. Smith and the Smith Practice acknowledge that they have received adequate consideration for the execution hereof and the performance of their obligations hereunder. Further, Smith and the Smith Practice acknowledge that the ECCA Companies have relied upon the covenants, representations and warranties contained herein in connection with their agreement to enter into this Agreement.

              (b) Smith and the Smith Practice have had the opportunity to discuss the terms of this Agreement with their legal counsel. To the knowledge of Smith and the Smith Practice, all of the representations and warranties of Vision 21, Block Vision, Vision 21-Tampa Bay, Vision 21-Wisconsin and MEC herein are true and correct.

              (c) To the knowledge of Smith and the Smith Practice, neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated herein, will, directly or indirectly (with or without notice or lapse of time):

                     (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of the Smith Practice, or (B) any resolution adopted by the Board of Directors or shareholders of the Smith Practice;

                     (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Smith or the Smith Practice, may be subject; or

                     (iii) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any contract or commitment.

       4.07 REPRESENTATIONS AND WARRANTIES OF ECCA, ENCLAVE AND VISIONWORKS. ECCA, Visionworks and Enclave, jointly and severally, hereby represent and warrant to Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL as follows:

              (a) EXISTENCE, GOOD STANDING AND AUTHORITY. Each of ECCA, Visionworks and Enclave is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation. Each of ECCA, Visionworks and Enclave has the power to own its respective properties and to carry on its respective businesses as now being conducted. Each of ECCA, Visionworks and Enclave is duly qualified to do business in all jurisdiction(s) in which the character or location of the properties owned or leased by it or the nature of the businesses conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on such company. Each of ECCA, Visionworks and Enclave has full legal right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder.

              (b) AUTHORIZATION, ETC. The Board of Directors and shareholders of each of ECCA, Visionworks and Enclave have taken all actions required by law, its respective Organizational Documents or otherwise to authorize the execution and delivery by such Party, of this Agreement and the other agreements contemplated hereunder to which it is a party, and the performance of such Party's obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each of ECCA, Visionworks and Enclave and is the legal, valid and binding obligations of such Party enforceable against it according to its terms.

              (c) NO CONFLICT. Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated herein, will, directly or indirectly(with or without notice or lapse of time):

                     (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of any of ECCA, Visionworks or Enclave, or (B) any resolution adopted by the Board of Directors or shareholders of any of ECCA, Visionworks and Enclave;

                     (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of ECCA, Visionworks or Enclave may be subject; or

                     (iii) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any contract or commitment.

              Except for consents and notices received or given, none of ECCA, Visionworks or Enclave is, or will it be, required to give any notice to or obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of the transactions contemplated hereby.

              (d) DISCLOSURE. To the knowledge of ECCA, Visionworks and Enclave, none of this Agreement, or any schedule, exhibit or certificate delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits any statement of a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V
                                 INDEMNIFICATION

       5.01 INDEMNIFICATION AND PAYMENT OF DAMAGES BY VISION 21, BLOCK VISION, MEC, VISION 21-TAMPA BAY, VISION 21-WISCONSIN AND TCOL. Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL, jointly and severally, will indemnify and hold harmless the ECCA Companies and their respective representatives, shareholders, directors, officers, controlling persons and Affiliates (collectively, the "ECCA Indemnified Persons") for, and will pay to the ECCA Indemnified Persons the amount of any actual loss, liability, claim or damage or expense (including costs of investigation and defense and reasonable attorneys' fees), whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with any breach of (i) any representation or warranty made by Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL in this Agreement or any schedule attached hereto, or any other certificate or document delivered by Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL pursuant to this Agreement,
(ii) any covenant or obligation of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL in this Agreement or any document executed pursuant to this Agreement, or (iii) any claim by any third party against any of the ECCA Indemnified

Persons arising out of the termination of the Sublease Agreements and the vacating of the premises hereunder.

       5.02 INDEMNIFICATION AND PAYMENT OF DAMAGES BY VISION 21, BLOCK VISION, MEC, VISION 21-TAMPA BAY, VISION 21-WISCONSIN AND TCOL OF GILLETTE INDEMNIFIED PERSONS. Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL, jointly and severally, will indemnify and hold harmless Gillette and the Gillette Practice and their respective representatives, shareholders, directors, officers, controlling persons and Affiliates (collectively, the "Gillette Indemnified Persons") for, and will pay to the Gillette Indemnified Persons the amount of any Damages arising, directly or indirectly, from or in connection with any breach of (i) any representation or warranty made by Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL in this Agreement or any schedule attached hereto, or any other certificate or document delivered by Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL pursuant to this Agreement, or (iii) any claim by any third party against any of the Gillette Indemnified Persons arising out of the termination of the Sublease Agreements and the vacating of the premises hereunder.

       5.03 INDEMNIFICATION AND PAYMENT OF DAMAGES BY VISION 21, BLOCK VISION, MEC, VISION 21-TAMPA BAY, VISION 21-WISCONSIN AND TCOL OF SMITH INDEMNIFIED PERSONS. Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL, jointly and severally, will indemnify and hold harmless Smith and the Smith Practice and their respective representatives, shareholders, directors, officers, controlling persons and Affiliates (collectively, the "Smith Indemnified Persons") for, and will pay to the Smith Indemnified Persons the amount of any Damages arising, directly or indirectly, from, or in connection with, any breach of (i) any representation or warranty made by Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL in this Agreement or any schedule attached hereto, or any other certificate or document delivered by Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL pursuant to this Agreement,
(ii) any covenant or obligation of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL in this Agreement or any document executed pursuant to this Agreement, or (iii) any claim by any third party against any of the Smith Indemnified Persons arising out of the termination of the Sublease Agreements and the vacating of the premises hereunder.

       5.04 INDEMNIFICATION AND PAYMENT OF DAMAGES BY ECCA, ENCLAVE AND VISIONWORKS. ECCA, Enclave and Visionworks, jointly and severally, will indemnify and hold harmless Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL and their respective representatives, shareholders, directors, officers, controlling persons and Affiliates (collectively, the "Vision 21 Indemnified Persons") for, and will pay to the Vision 21 Indemnified Persons the amount of any Damages, arising, directly or indirectly, from or in connection with any breach of (i) any representation or warranty made by ECCA, Enclave or Visionworks in this Agreement or any schedule attached hereto, or any other certificate or document delivered by ECCA, Enclave or Visionworks pursuant to this Agreement or (ii) any covenant or obligation of ECCA, Enclave and Visionworks in this Agreement or any document executed pursuant to this Agreement.

       5.05 INDEMNIFICATION AND PAYMENT OF DAMAGES BY ECCA, ENCLAVE AND VISIONWORKS OF GILLETTE INDEMNIFIED PERSONS. ECCA, Enclave and Visionworks, jointly and severally, will indemnify and hold harmless Gillette and the Gillette Practice and their respective representatives, shareholders, directors, officers, controlling persons and Affiliates (collectively, the "Gillette Indemnified Persons") for, and will pay to the Gillette Indemnified Persons the amount of any Damages, arising, directly or indirectly, from, or in connection with, any breach of (i) any representation or warranty made by ECCA, Enclave or Visionworks in this Agreement, or any schedule attached hereto, or any other certificate or document delivered by ECCA, Enclave or Visionworks pursuant to this Agreement or (ii) any covenant or obligation of ECCA, Enclave and Visionworks in this Agreement or any document executed pursuant to this Agreement.

       5.06 INDEMNIFICATION AND PAYMENT OF DAMAGES BY ECCA, ENCLAVE AND VISIONWORKS OF SMITH INDEMNIFIED PERSONS. ECCA, Enclave and Visionworks, jointly and severally, will indemnify and hold harmless Smith and the Smith Practice and their respective representatives, shareholders, directors, officers, controlling persons and Affiliates (collectively, the "Smith Indemnified Persons") for, and will pay to the Smith Indemnified Persons the amount of any Damages, arising, directly or indirectly, from, or in connection with, any breach of (i) any representation or warranty made by ECCA, Enclave or Visionworks in this Agreement or any schedule attached hereto, or any other certificate or document delivered by ECCA, Enclave or Visionworks pursuant to this Agreement or (ii) any covenant or obligation of ECCA, Enclave and Visionworks in this Agreement or any document executed pursuant to this Agreement.

       5.07 INDEMNIFICATION AND PAYMENT OF DAMAGES BY GILLETTE AND THE GILLETTE PRACTICE. Gillette and the Gillette Practice, jointly and severally, will indemnify and hold harmless the ECCA Indemnified Persons and the Vision 21 Indemnified Persons for, and will pay to the ECCA Indemnified Persons and the Vision 21 Indemnified Persons the amount of any Damages, arising, directly or indirectly, from or in connection with any breach of (i) any representation or warranty made by Gillette or the Gillette Practice in this Agreement or any schedule attached hereto, or any other certificate or document delivered by Gillette or the Gillette Practice pursuant to this Agreement or (ii) any covenant or obligation of Gillette or the Gillette Practice in this Agreement or any document executed pursuant to this Agreement.

       5.08 INDEMNIFICATION AND PAYMENT OF DAMAGES BY SMITH AND THE SMITH PRACTICE. Smith and the Smith Practice, jointly and severally, will indemnify and hold harmless the ECCA Indemnified Persons and the Vision 21 Indemnified Persons for, and will pay to the ECCA Indemnified Persons and the Vision 21 Indemnified Persons the amount of any Damages, arising, directly or indirectly, from or in connection with any breach of (i) any representation or warranty made by Smith or the Smith Practice in this Agreement or any schedule attached hereto, or any other certificate or document delivered by Smith or the Smith Practice pursuant to this Agreement or (ii) any covenant or obligation of Smith or the Smith Practice in this Agreement or any document executed pursuant to this Agreement.

       5.09 RELEASE BY VISION 21, BLOCK VISION, MEC, VISION 21-TAMPA BAY, VISION 21-WISCONSIN AND TCOL. Vision 21, BlockVision, MEC, Vision 21-Wisconsin and TCOL and their respective successors and assigns do hereby release and forever discharge each of ECCA Companies and their respective officers, directors, shareholders, partners, agents, employees, affiliated entities, affiliated professionals, successors and assigns, of and from any and all claims, demands, liabilities, costs, expenses, actions and causes of action of whatsoever kind or nature, whether in law or equity, from the beginning of time to the date of this Agreement, which Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL may have or claim to have, whether known to them or not, against any of the ECCA Companies with respect to (i) the rental amounts due and other obligations under the Sublease Agreements, the termination of the Sublease Agreements and the continued occupancy of the Optometric Premises through the applicable Transition Dates, (ii) the amounts due with respect to the Promissory Notes or the Trademark License Agreement, (iii) the Strategic Alliance Agreement, and (iv) the liabilities and obligations owed by ECCA to any of the Vision 21 Companies under the Optical Technician Letter Agreement. Notwithstanding the foregoing, the Parties acknowledge that the foregoing release is a specific release and in no event shall such release apply to (i) the obligations and duties under this Agreement, (ii) any claims that Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin or TCOL may have against an ECCA Company, or obligations of any of the ECCA Companies, arising out of a claim or action by a Person who is not a party to this Agreement, (iii) the obligations and duties under the Asset Purchase Agreement (other than with respect to the reduction of the amount of the purchase price adjustment pursuant to SECTION 3.02 hereof), (iv) any other agreement or obligation among the Parties other than the matters specifically referred to in the preceding sentence or (v) any claim arising from and after date hereof.

       5.10 RELEASE BY GILLETTE, SMITH, GILLETTE PRACTICE AND THE SMITH PRACTICE. Gillette, Smith, Gillette Practice and the Smith Practice and their respective successors and assigns do hereby release and forever discharge each of the ECCA Companies, and their respective officers, directors, shareholders, partners, agents, employees, affiliated entities, affiliated professionals, successors and assigns, of and from any and all claims, demands, liabilities, costs, expenses, actions and causes of action of whatsoever kind or nature, whether in law or equity, from the beginning of time to the date of this Agreement, which Gillette, Smith, Gillette Practice and the Smith Practice may have or claim to have, whether known to them or not, against any of the ECCA Companies with respect to (i) the rental amounts due and other obligations under the Sublease Agreements, the termination of the Sublease Agreements and the continued occupancy of the Optometric Premises to the applicable Transition Dates, (ii) the amounts due with respect to the Promissory Notes or the Trademark License Agreement and (iii) the amounts due and other obligations under that certain letter agreement between ECCA and Vision 21 relating to the reimbursement for optical technicians in connection with the Vision 21 Practices. Notwithstanding the foregoing, the Parties acknowledge that the foregoing release is a specific release and in no event shall such release apply to (i) the obligations and duties under this Agreement, (ii) any claims that Gillette, Smith, Gillette Practice or the Smith Practice may have against an ECCA Company, or obligations of any of the ECCA Companies, arising out of a claim or action by a Person who is not a party to this Agreement, (iii) any other agreement or obligation among the Parties other than the matters specifically referred to in the preceding sentence or (iv) any claim arising from and after date hereof.

       5.11 RELEASE BY ECCA, ENCLAVE AND VISION WORKS. ECCA, Enclave and Visionworks and their respective successors and assigns do hereby release and forever discharge each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin, TCOL, Gillette, Smith, the Gillette Practice and the Smith Practice, and their respective officers, directors, shareholders, partners, agents, employees, affiliated entities, affiliated professionals, successors and assigns, of and from any and all claims, demands, liabilities, costs, expenses, actions and causes of action of whatsoever kind or nature, whether in law or equity, from the beginning of time to the date of this Agreement, which ECCA, Enclave and Visionworks may have or claim to have, whether known to them or not, against Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL with respect to (i) the rental amounts due and other obligations under the Sublease Agreements, the termination of the Sublease Agreements and the continued occupancy of the Optometric Premises to the applicable Transition Dates, (ii) the amounts due with respect to the Promissory Notes or the Trademark License Agreement,
(iii) the Strategic Alliance Agreement and (iv) the obligation of Vision 21 to the ECCA Companies to provide services under the Optical Technician Letter Agreement. Notwithstanding the foregoing, the Parties acknowledge that the foregoing release is a specific release and in no event shall such release apply to (i) the obligations and duties under this Agreement, (ii) any claims that the ECCA Companies may have against any of the Vision 21 Companies, Gillette, Smith, the Gillette Practice or the Smith Practice, or obligations of any of the Vision 21 Companies, Gillette, Smith, the Gillette Practice or the Smith Practice, arising out of a claim or action by a Person who is not a party to this Agreement, (iii) the obligations and duties under the Asset Purchase Agreement (other than with respect to the reduction of the amount of the purchase price adjustment pursuant to SECTION 3.02 hereof), (iv) any other agreement or obligation among the Parties other than the matters specifically referred to in the preceding sentence or (v) any claim arising from and after date hereof.

       5.12 RELEASE OF GILLETTE, SMITH, GILLETTE PRACTICE AND SMITH PRACTICE BY VISION 21, BLOCK VISION, MEC, VISION 21-TAMPA BAY,VISION 21-WISCONSIN AND TCOL. Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL and their respective successors and assigns do hereby release and forever discharge each of Gillette, Smith, the Gillette Practice and the Smith Practice and their respective officers, directors, shareholders, partners, agents, employees, affiliated entities, affiliated professionals, successors and assigns, of and from any and all claims, demands, liabilities, costs, expenses, actions and causes of action of whatsoever kind or nature, whether in law or in equity, from the beginning of time to the date of this Agreement, which Vision 21, Block Vision, MEC, Vision

21-Tampa Bay, Vision 21-Wisconsin and TCOL may have or claim to have, whether known to them or not, against Gillette, Smith, the Gillette Practice and the Smith Practice with respect to any of the business management agreements and related agreements, except for the obligations under this Agreement.

       5.13 RELEASE OF THE VISION 21 COMPANIES BY GILLETTE, SMITH, THE GILLETTE PRACTICE AND THE SMITH PRACTICE. Gillette, Smith, the Gillette Practice and the Smith Practice and their respective successors and assigns do hereby release and forever discharge each of the Vision 21 Companies and their respective officers, directors, shareholders, partners, agents, employees, affiliated entities, affiliated professionals, successors and assigns, of and from any and all claims, demands, liabilities, costs, expenses, actions and causes of action of whatsoever kind or nature, whether in law or equity, from the beginning of time to the date of this Agreement, which Gillette, Smith, the Gillette Practice and the Smith Practice may have or claim to have, whether known to them or not, against the Vision 21 Companies with respect to any of the business management agreements and related agreements, except for the obligations under this Agreement.

       5.14. RELEASE OF BANK OF MONTREAL BY ECCA, ENCLAVE AND VISIONWORKS. Effective upon the consummation of Vision 21's restructuring of its bank credit facility on terms that do not materially adversely affect the rights of ECCA in a way that is materially different from the restructuring term sheet attached to the Agreement as EXHIBIT L, ECCA, Enclave and Visionworks and their respective successors and assigns do hereby release and forever discharge each of Bank of Montreal, Bank One Texas, N.A., Pacifica Partners I, L.P., Pilgrim Prime Rate Trust, Pilgrim America High Income Investments Ltd. and Merrill Lynch Business Financial Services, Inc., and their respective officers, directors, shareholders, partners, agents, employees, affiliated entities, affiliated professionals, successors and assigns (collectively, the "Banks"), of and from any and all claims, demands, liabilities, costs, expenses, actions and causes of action of whatsoever kind or nature, whether in law or equity, from the beginning of time to the date of this Agreement, which ECCA, Enclave and Visionworks may have or claim to have, whether known to them or not, against the Banks, individually or collectively, to the extent such claim, demand, liability, costs, expense, action and cause of action relates to or arises out of any transaction or relationship between any of the Vision 21 Companies and any of the ECCA Companies and the foregoing release shall not be a release of any of the Banks obligations under the consent letter executed by the Banks consenting to the transactions contemplated herein . The Parties acknowledge that the foregoing is intended to be a general release.

                                   ARTICLE VI
                                  MISCELLANEOUS

       6.01 PAYMENTS; TIME IS OF THE ESSENCE. All payments hereunder shall be by wire transfer of immediately available funds to a bank account designated by the recipient of such payment. Time is of the essence in the performance of this Agreement.

       6.02 ARBITRATION; WAIVER OF TRIAL BY JURY (a) Any and every dispute of any nature whatsoever that may arise between any of the Parties, whether founded in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to or involving the construction, performance or breach of this Agreement, or any schedule, certificate or other document delivered by any Party hereto, or any other agreement between the Parties, whether entered into prior to, on, or subsequent to the date of this Agreement, or those arising under any federal, state or local law, regulation or ordinance, shall be determined by binding arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this paragraph. If the amount in controversy in the arbitration exceeds Two Hundred Fifty Thousand Dollars ($250,000), exclusive of interest, attorneys' fees and costs, the arbitration shall be conducted by a panel of three (3) neutral arbitrators. Otherwise, the arbitration shall be conducted by a single neutral arbitrator. The Parties shall endeavor to select neutral arbitrators by mutual agreement. If such agreement cannot be reached within thirty (30) calendar days after a dispute has arisen which is to be decided by arbitration, any Party or the Parties jointly shall request the American Arbitration Association to submit to each Party an identical panel of fifteen (15) persons. Alternate strikes shall be made to the panel, commencing with the Party bringing the claim, until the names of three (3) persons remain, or one (1) person if the case is to be heard by a single arbitrator. The Parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators. The person(s) thus remaining shall be the arbitrator(s) for such arbitration. If three (3) arbitrators are selected, the arbitrators shall elect a chairperson to preside at all meetings and hearings. The arbitrator(s), or a majority of them, shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing. The award made by a majority of the arbitrators shall be final and binding upon the Parties thereto and the subject matter. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrators shall have authority to award damages, arbitration costs, attorneys' fees, declaratory relief and permanent injunctive relief, if applicable, in accordance with the terms of this Agreement. Unless otherwise agreed by the Parties, the arbitration shall be held in San Antonio, Texas. This SECTION 6.02 shall not prevent any of the Parties from seeking a temporary restraining order or temporary or preliminary injunctive relief from a court of competent jurisdiction in order to protect its rights under this Agreement. In the event a Party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this SECTION 6.02, which shall continue to govern any and every dispute between the Parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

              (b) EACH OF THE PARTIES TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THOSE DISPUTES RELATING TO OR INVOLVING, IN ANY WAY THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this agreement, each of the parties hereto acknowledges and agrees that it has had an opportunity to consult with legal counsel and that it knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any federal, state or local law, regulation or ordinance notwithstanding.

       6.03 EXPENSES. Each Party shall pay its own expenses relating to this Agreement including, without limitation, the fees and expenses of their respective counsel and financial advisors.

       6.04 GOVERNING LAW. The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the internal laws of the State of Texas without regard to conflict of laws principles.

       6.05 ENFORCEMENT; VENUE; SERVICE OF PROCESS. In the event any Party shall seek enforcement of any covenant, warranty or other term or provision of this Agreement or seek to recover damages for the breach thereof, the Party which prevails in such proceedings shall be entitled to recover reasonable attorneys' fees and expenses actually incurred by it in connection therewith. Subject to SECTION 6.02 and without waiving the same, the Parties agree that this Agreement is performable in Bexar County, Texas and that the sole and exclusive venue for any proceeding involving any claim arising under or relating to this Agreement shall be in Bexar County, Texas. The Parties agree that the service of process or any other papers upon any of them by any of the methods specified in and in accordance with SECTION 6.07 (other than by facsimile) shall be deemed good, proper, and effective service upon them.

       6.06 CAPTIONS; REFERENCES. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement. References to an "Article" or "Section" when used without further attribution shall refer to the particular article or section of this Agreement.

       6.07 NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given upon delivery in person, by facsimile, by overnight courier or by certified or registered mail, return receipt requested, as follows:

       If to any of the
       Vision 21 Companies:        Vision Twenty-One, Inc.
                                   7360 Bryan Dairy Road
                                   Largo, Florida 33777
                                   Attention: Bruce S. Maller
                                   Facsimile: (727) 547-4371

              With a copy to:      Shumaker, Loop & Kendrick, LLP
                                   101 E. Kennedy Boulevard
                                   Suite 2800
                                   Tampa, Florida  33602
                                   Attention:  Darrell C. Smith, Esquire
                                   Facsimile:  (813) 229-1660


       If to any of the
       ECCA Companies:             Eye Care Centers of America, Inc.
                                   11103 West Avenue
                                   San Antonio, Texas 78213-1392
                                   Attention:  Bernard W. Andrews, CEO
                                   Facsimile: (210) 524-6996

              With a copy to:      Cox & Smith Incorporated
                                   112 E. Pecan, Suite 1800
                                   San Antonio, Texas 78205
                                   Attention: J. Daniel Harkins or
                                     Steven A. Elder
                                   Facsimile: (210)226-8395

       If to Gillette or the
       Gillette Practices:         Theodore N. Gillette
                                   10809 Indian Hills Court
                                   Largo, Florida 33777

       If to Smith or the
       Smith Practices:            Paul O. Smith, O.D.
                                   541 64th Avenue
                                   St. Pete Beach, Florida  33706

or at such other address or telecopy number as shall have been furnished in writing by any such Party, except that such notice of such change shall be effective only upon receipt. Each such notice or other communication shall be effective when received or, if given by mail, when delivered at the address specified in this SECTION 6.07 or on the fifth business day following the date on which such communication is posted, whichever occurs first. Notwithstanding any provision in this Agreement to the contrary, any notice properly delivered to ECCA shall be deemed properly delivered to all of the ECCA Companies. Notwithstanding any provision in this Agreement to the contrary, any notice properly delivered to Vision 21 shall be deemed properly delivered to all of the Vision 21 Companies.

       6.08 PARTIES IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be transferred, assigned, pledged or hypothecated by Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin, TCOL, Gillette, Smith, the Gillette Practice or the Smith Practice without the consent of ECCA. Each of Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin and TCOL agrees that in the event of any transfer by any such company of all or substantially all of its assets (or all or substantially all of the assets of a operating division), the acquirer of such assets shall be required to assume the Company's obligations hereunder.

       6.09 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

       6.10 ENTIRE AGREEMENT. This Agreement, including the other documents referred to herein which form a part hereof or any other written agreements that the Parties enter into pursuant to or relating to the transactions contemplated herein, contains the entire understanding of the Parties with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter. All exhibits and schedules referred to herein and attached hereto are incorporated herein by reference. The Parties acknowledge that except as expressly provided herein, the Asset Purchase Agreement and all rights and obligations thereunder shall not be amended or modified by the terms of this Agreement and shall remain in full force and effect.

       6.11 AMENDMENTS. This Agreement may not be changed orally, but only by an agreement in writing signed by the Parties.

       6.12 SEVERABILITY. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any covenants or any portion thereof set forth in this Agreement is held by a court of competent jurisdiction to contain limitations as to duration, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary to protect the goodwill or other business interests of the affected party, the same shall not affect the remainder of the covenant or covenants contained therein, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall reform the covenants to the extent necessary to cause the limitations contained therein as to duration, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill or other business interests of the affected party and enforce the covenants as reformed.

       6.13 JOINT PREPARATION. This Agreement has been prepared by the joint efforts of the respective attorneys to each of the Parties. No provision of this Agreement shall be construed on the basis that such Party was the author of such provision.

       6.14 WAIVER. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless provided in writing signed by the other parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

       6.15 DEFINITIONS. The following terms shall have the meanings ascribed to them:

              (a) "AFFILIATE" as to any person or entity shall mean any entity or person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the specified person or entity. The term "control" for this purpose shall mean the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to independently select the general partner of a partnership, or otherwise to have the power independently to remove and then select a majority of those persons exercising governing authority over an entity. "Control" shall be conclusively presumed in the case of direct or indirect ownership of 50% or more of the equity interest by such person or entity. Notwithstanding the foregoing, in no event shall the term "Affiliate" with respect to ECCA include Thomas H. Lee Company or any of its Affiliates (other than ECCA and its subsidiaries).

              (b) "ENCUMBRANCE" means any charge, claim, community property interest, condition, covenant, equitable interest including any equitable servitude, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

              (c)    "GOVERNMENTAL BODY" means any:

                     (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

                     (ii) federal, state, local, municipal, foreign, or other government;

                     (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                     (iv)   multi-national organization or body; or

                     (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

       (d) "LEGAL REQUIREMENT" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

       (e) "ORGANIZATIONAL DOCUMENTS" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles of organization and organizational agreement of a limited liability company, (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

       (f) "ORDER" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

       (g) "PARTIES" means ECCA, Enclave, Visionworks, Vision 21, Block Vision, MEC, Vision 21-Tampa Bay, Vision 21-Wisconsin, TCOL, Gillette, Smith, the Gillette Practice and the Smith Practice.

       (h) "PERSON" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

       (i) "PROCEEDING" means any action, arbitration, audit, charge, complaint, hearing, inquiry, investigation, litigation, or suit (whether civil or criminal, judicial, administrative or regulatory, formal or informal, at law or in equity) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

       6.16 DISCLAIMER OF WARRANTIES. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE OWNED OPTOMETRIC EQUIPMENT AND LEASED OPTOMETRIC EQUIPMENT ARE BEING TRANSFERRED "AS IS, WHERE IS" WITH NO WARRANTIES AND REPRESENTATIONS OTHER THAN AS SET FORTH IN SECTION 4.04. THE VISION 21 COMPANIES DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, IN CONNECTION WITH THE OWNED OPTOMETRIC EQUIPMENT OR LEASED OPTOMETRIC EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

       6.17 ACKNOWLEDGMENT. The Vision 21 Companies, Gillette, the Gillette Practice, Smith and the Smith Practice each acknowledge their consent to the legal representation of the Vision 21 Companies by Shumaker, Loop & Kendrick, LLP in connection with this Agreement and hereby waive any conflict of interest that may result from such representation. Gillette, the Gillette Practice, Smith and the Smith Practice each further acknowledge that they have retained their own independent legal counsel to represent them in connection with this Agreement.

                            [SIGNATURES ON NEXT PAGE]

       IN WITNESS WHEREOF, each of the Parties have executed this Agreement to be effective as of the day and year first above written.

                                EYE CARE CENTERS OF AMERICA, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                ENCLAVE ADVANCEMENT GROUP, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISIONWORKS, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISION TWENTY-ONE, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                THE COMPLETE OPTICAL LABORATORY, LTD., CORP.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                BLOCK VISION, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                MEC HEALTHCARE, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                            SETTLEMENT AGREEMENT
                         Signature page (continued)

                                VISION TWENTY-ONE OF WISCONSIN, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISION TWENTY-ONE MANAGED EYECARE OF
                                TAMPA BAY, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                DRS. SMITH, PORTER & ASSOCIATES, P.A.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                OPTOMETRIC CONSULTANTS OF FLORIDA, P.A.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                OPTOMETRIC ASSOCIATES OF FLORIDA, P.A.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                DR. SMITH & ASSOCIATES, #6966, P.A.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                DR. SMITH & ASSOCIATES, #6958, P.A.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                DR. SMITH & ASSOCIATES, #6952, P.A.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                            SETTLEMENT AGREEMENT

                                THEODORE N. GILLETTE, O.D.

                                ------------------------------------
                                Theodore N. Gillette, O.D.

                                PAUL R. SMITH

                                ------------------------------------
                                Paul R. Smith, O.D.

                                    EXHIBIT A
                          OPTOMETRIC PRACTICE LOCATIONS

---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
STORE NO.   VISION 21 PRACTICES AND         LESSOR                     LOCATION OF PREMISES              TRANSITION DATES
            OWNERS OF SUCH PRACTICES
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   70       Optometric Associates of        ECCA              1660 South Alma School Road, Suite 101,      March 1, 2000
             Arizona, P.C. - Garrett                          Mesa, Maricopa County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   95       Optometric Associates of        ECCA              9658 Metro Parkway East, Space #173,         March 1, 2000
             Arizona, P.C. - Garrett                          Phoenix, Maricopa County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   101      Optometric Associates of        ECCA              Dobson Shores Shopping Center, 1938-1        March 1, 2000
             Arizona, P.C. - Garrett                          South Dobson Road, Mesa, Maricopa
                                                              County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   122      Optometric Associates of        ECCA              Desert Sky Mall, 7611 West Thomas Road,      March 1, 2000
             Arizona, P.C. - Garrett                          Phoenix, Maricopa County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   123      Optometric Associates of        ECCA              Christown Mall, 1645 West Bethany Home       March 1, 2000
             Arizona, P.C. - Garrett                          Road, Phoenix, Maricopa County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   129      Optometric Associates of        ECCA              Barton Creek Square Mall, 2901 South         March 1, 2000
              Texas P.C. - Lacey                              Capitol of Texas Highway, Austin,
                                                              Travis County, Texas
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   134      Optometric Associates of        ECCA              Scottsdale Pavillion, 9039 East Indian       March 1, 2000
             Arizona, P.C. - Garrett                          Bend Road, Scottsdale, Maricopa County,
                                                              Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   135      Optometric Associates of        ECCA              Highland Mall, 6001 Airport Blvd.,           June 6, 2000
              Texas, P.C. - Lacey                             Suite 2417, Austin, Travis County,
                                                              Texas
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   219      Optometric Associates of        ECCA              Arrowhead Towne Center, 7700 Arrowhead       March 1, 2000
             Arizona, P.C. - Garrett                          Towne Center, Glendale, Maricopa
                                                              County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   244      Optometric Associates of        ECCA              Scottsdale Fashion Square, 7000 E.           July 2, 2000
             Arizona, P.C. - Garrett                          Camelback Road, Space #2001,
                                                              Scottsdale, Maricopa County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------


---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
STORE NO.   VISION 21 PRACTICES AND         LESSOR                     LOCATION OF PREMISES              TRANSITION DATES
            OWNERS OF SUCH PRACTICES
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   248      Optometric Associates of        ECCA              Lakeline Mall, 11200 Lakeline Drive,         March 1, 2000
              Texas, P.C. - Lacey                             Cedar Park, Williamson County, Texas
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   254      Optometric Associates of        ECCA              Ahwatukee Foothills Towne Center, 4933       March 1, 2000
             Arizona, P.C. - Garrett                          E. Ray Road, Suite 9B, Phoenix,
                                                              Maricopa County, Arizona
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   258      Optometric Associates of        ECCA              Braker Village Shopping Center, 10900        July 2, 2000
              Texas, P.C. - Lacey                             Research Blvd., Bldg. B, Austin, Travis
                                                              County, Texas
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   262      Optometric Associates of        ECCA              Boardwalk Shopping Center, 2601 S. IH        July 2, 2000
              Texas, P.C.- Lacey                              35, Bldg. C, Suite 100, Round Rock,
                                                              Williamson County, Texas
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   307      Optometric Associates of        Visionworks       *810 South Missouri Avenue, Clearwater,      August 26, 2000
             Florida, P.A. - Gillette                         Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   308      Optometric Associates of        Visionworks       *2001 East Fowler Avenue, Tampa, Florida     August 26, 2000
             Florida, P.A. - Gillette
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   309      Optometric Associates of        Visionworks       *2143 Tyrone Blvd., St. Petersburg,          August 26, 2000
             Florida, P.A. - Gillette                         Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   310      Optometric Associates of        Visionworks       *1075 U.S. Highway 19 South, Palm            August 26, 2000
             Florida, P.A. - Gillette                         Harbor, Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   311      Dr. Smith & Associates,         Visionworks       *11850 Sheri Lane, Kendall, Florida          September 9, 2000
              #6952, P.A. - Smith
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   312      Optometric Associates of        Visionworks       *891 South Tamiami Trail, Sarasota,          August 26, 2000
             Florida, P.A. - Gillette                         Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   313      Optometric Consultants of       Visionworks       *701 N. Congress Avenue, Boynton Beach,      September 9, 2000
             Florida, P.A. - Gillette                         Florida
             and Smith
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   314      Optometric Associates of        Visionworks       *3301 4th Street North, St. Petersburg,      August 26, 2000
            Florida, P.A. - Gillette                          Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   317      Optometric Associates of        Visionworks      *700 South Dale Mabry Highway, Tampa,         August 26, 2000
             Florida, P.A. - Gillette                         Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   318      Dr.Smith & Associates,          Visionworks       *Colonial Palms Plaza, 13601 S. Dixie        September 9, 2000
              #6958, P.A. - Smith                             Highway, Miami, Dade County, Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------

                                       2

---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
STORE NO.   VISION 21 PRACTICES AND         LESSOR                     LOCATION OF PREMISES              TRANSITION DATES
            OWNERS OF SUCH PRACTICES
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   325      Optometric Associates of        Visionworks       *9644 Scenic Drive, New Port Richey,         August 26, 2000
             Florida, P.A. - Gillette                         Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   326      Dr. Smith & Associates,         Visionworks       *1610 N.E. 163rd Street, North Miami         September 9, 2000
              #6966, P.A. - Smith                              Beach, Dade County, Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   332      Optometric Associates of        Visionworks       *12320 S. Cleveland Avenue, Fort Myers,      August 26, 2000
             Florida, P.A. - Gillette                          Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   337      Optometric Associates of        Visionworks       *11212 Park Blvd., Seminole, Florida         August 26, 2000
             Florida, P.A. - Gillette
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   339      Optometric Associates of        Visionworks       *14901 North Dale Mabry Highway, Tampa,      August 26, 2000
             Florida, P.A. - Gillette                         Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   342      Drs. Smith, Porter &            Visionworks       *13191 W. Sunrise Blvd., Sunrise,            September 9, 2000
             Associates, P.A. - Smith                         Florida
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
   343      Optometric Consultants of       Visionworks       *Palm Springs Mile Shopping Centers,         September 9, 2000
             Florida, P.A. - Gillette                         Hialeah, Pinellas County, Florida
             and Smith
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
  9370      Optometric Associates of        Visionworks       *18500 Veterans Blvd. #4, Port               August 26, 2000
             Florida, P.A. - Gillette                         Charlotte, Florida 33954
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------
  9374      Optometric Associates of        Visionworks       *8150 Citrus Park Town Center, Tampa,        August 26, 2000
             Florida, P.A. - Gillette                         Florida 33625
---------  -----------------------------  -----------------  -----------------------------------------  ----------------------

Drs. Smith, Porter & Associates, P.A., Dr. Smith & Associates, #6966, P.A., Dr. Smith & Associates, #6958, P.A., Dr. Smith & Associates, #6952, P.A. *Indicates the G&S Optometric Premises

                                    EXHIBIT B
                         FORM OF NEW SUBLEASE AGREEMENT

                                    EXHIBIT C
                             DESIGNATED OPTOMETRISTS

STORE #     DESIGNATED OPTOMETRIST           ADDRESS OF G&S OPTOMETRIC           LEASE TERMS*
                                                 PREMISES
-------  ----------------------------  ------------------------------------------- ------------------------------
  307     Optometric Associates of      810 South  Missouri  Avenue,  Clearwater,  Year 1 - $29,510
              Florida, PA               Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------  ------------------------------------------- ------------------------------
  308     Optometric Associates of      2001 East Fowler Avenue, Tampa, Florida    Year 1 - $39,220
              Florida, PA
                                                                                   Year 2 - $48,000
-------  ----------------------------  ------------------------------------------- ------------------------------
  309     Optometric Associates of      2143  Tyrone   Blvd.,   St.   Petersburg,  Year 1 - $39,220
              Florida, PA               Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------  ------------------------------------------- ------------------------------
  310     Optometric Associates of      1075 U.S. Highway 19 South,  Palm Harbor,  Year 1 - $39,220
              Florida, PA               Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------  ------------------------------------------- ------------------------------
  311     Dr. Smith & Associates,       11850 Sheri Lane, Kendall, Florida         Year 1 - $48,000
              #6952, PA
                                                                                   Year 2 - $48,000
-------  ----------------------------  ------------------------------------------- ------------------------------
  312     Optometric Associates of      891 South Tamiami Trail, Sarasota,         Year 1 - $39,220
              Florida, PA               Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------  ------------------------------------------- ------------------------------
  313     Drs. Smith, Porter &          701 N. Congress Avenue, Boynton  Beach,    Year 1 - $36,000
          Associates, PA                Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  314     Optometric Associates of      3301 4th Street North, St. Petersburg,     Year 1 - $39,220
          Florida, PA                   Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  317     Optometric Associates of      700 South Dale Mabry Highway, Tampa,       Year 1 - $39,220
          Florida, PA                   Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  318     Dr. Smith & Associates,       Colonial Palms Plaza, 13601 S. Dixie       Year 1 - $48,000
          #6958, PA                     Highway, Miami, Dade County, Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  325     Optometric Associates of      9644 Scenic Drive, New Port Richey,        Year 1 - $39,220
          Florida, PA                   Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------



STORE #     DESIGNATED OPTOMETRIST           ADDRESS OF G&S OPTOMETRIC           LEASE TERMS*
                                                 PREMISES
-------  ----------------------------  ------------------------------------------- ------------------------------
  326     Dr. Smith & Associates,       1610 N.E. 163rd Street, North Miami        Year 1 - $48,000
          #6966, PA                     Beach, Dade County, Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  332     Optometric Associates of      12320 S. Cleveland Avenue, Fort Myers,     Year 1 - $12,000
          Florida, PA                   Florida
-------  ----------------------------   ------------------------------------------ ------------------------------
  337     Optometric Associates of      11212 Park Blvd., Seminole, Florida        Year 1 - $39,220
          Florida, PA
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  339     Optometric Associates of      14901 North Dale Mabry Highway, Tampa,     Year 1 - $39,220
          Florida, PA                   Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  342     Drs. Smith, Porter &          13191 W. Sunrise Blvd., Sunrise, Florida   Year 1 - $48,000
          Associates, PA
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
  343     Drs. Smith, Porter &          Palm Springs Mile Shopping Centers,        Year 1 - $48,000
          Associates, PA                Hialeah, Pinellas County, Florida
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------
 9370     Optometric Associates of      18500 Veterans Blvd. #4, Port Charlotte,   Year 1 - $12,000
          Florida, PA                   Florida 33954
-------  ----------------------------   ------------------------------------------ ------------------------------
 9374     Optometric Associates of      8150 Citrus Park Town Center, Tampa,       Year 1 - $29,510
          Florida, PA                   Florida 33625
                                                                                   Year 2 - $48,000
-------  ----------------------------   ------------------------------------------ ------------------------------

* The annual rent for the first year will be prorated in 10 equal monthly payments, with the first rent payment due on the first day of the third month after the commencement of the sublease.

                                    EXHIBIT D
                           OWNED OPTOMETRIC EQUIPMENT

                                    EXHIBIT E
                           LEASED OPTOMETRIC EQUIPMENT

                                    EXHIBIT F
                      FORM OF MANAGED VISION CARE AGREEMENT

                              [Block Vision, Inc.]

       This Managed Vision Care Agreement is executed this ____ day of ______, 2000 by Block Vision, Inc., a New Jersey corporation (the "Company") for the benefit of Eye Care Centers of America, Inc., a Texas corporation ("ECCA"), Visionworks, Inc., a Florida corporation and wholly-owned subsidiary of ECCA ("Visionworks"), Enclave Advancement Group, Inc., a Delaware corporation and wholly-owned subsidiary of ECCA ("Enclave") and their respective subsidiaries and Affiliates. ECCA, Visionworks, Enclave and their respective subsidiaries and Affiliates (as hereinafter defined) are hereinafter referred to collectively as the "ECCA Companies" or individually as an "ECCA Company."

                               W I T N E S S E T H

       WHEREAS, concurrent with the execution hereof, the parties hereto, Vision Twenty-One, Inc., a Florida corporation ("Vision 21"), and certain other parties, are entering into that certain Settlement Agreement (the "Settlement Agreement") pursuant to which certain outstanding matters between the parties thereto are being resolved;

       WHEREAS, certain of the ECCA Companies and the optometrists with practices located adjacent to or within the retail optical stores owned or operated by any ECCA Company are currently on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       WHEREAS, the Company is receiving benefits from the Settlement Agreement and, in connection therewith, has agreed to execute this Agreement providing the ECCA Companies and certain optometrists will have the continued right to participate on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties hereinafter contained and other good and valuable consideration the receipt of which is hereby acknowledged by each party, the parties hereby agree as follows:

       Section 1. PARTICIPATION ON PANELS. For the period commencing on the date hereof and ending on the fifth anniversary of the date hereof, unless otherwise specified by the associated employer group or managed care entity, to the extent permitted by applicable law and subject to the credentialing and other participatory requirements of each managed vision care plan, and continued compliance by the ECCA Participants (as defined below) with the terms and conditions of the applicable provider agreements, including all managed care entity-specific provisions included therein (subject to the non-discriminatory restrictions below), the Company shall include all of the optical retail stores of the ECCA Companies and all of the ECCA Optometrists, including new store locations and optometrists (and their respective professional entities) that may hereinafter become ECCA Optometrists (collectively, the "ECCA Participants"), on each of the provider panels of managed vision care plans secured or administered by the Company covering markets in which such ECCA Participant is located. The Company shall take such actions as reasonably necessary to insure that the ECCA Participants are not discriminated against with respect to participation on such provider panels and receive the same benefits and treatment as the other members of the panels, except for the compensation and reimbursement to be paid by the Company to the ECCA Participants on existing contracts which has been and shall continue to be at the same rates set forth under presently existing managed vision care contracts. The ECCA Participants will be included on the panels of such managed vision care plans immediately following the execution of this Agreement, subject to the credentialing and other participatory requirements.

With respect to new managed vision care contracts after the date hereof, the Company and ECCA agree that (i) any decrease in historical reimbursement rates shall be as mutually agreed upon, (ii) the Company shall negotiate reimbursement rates in good faith and not arbitrarily or capriciously offer lower rates to discourage ECCA from accepting new contracts and (iii) reimbursement rates will be proportionate to rates currently in effect and relative to reimbursement levels offered to non-ECCA panel members taking into account the size and scope of the ECCA panel members. The Company shall use its reasonable best efforts to assist the ECCA Participants in the application process for obtaining the requisite credentialing to participate on such provider panels. If the credentialing is denied for any reason or if any ECCA Participant is removed from a panel for non-compliance with the participation requirements, the Vision 21 Companies shall provide, or cause to be provided, to the ECCA Participants, within 30 days of such denial or removal, the basis for denying the credentialing or removing the ECCA Participant from the panel and an opportunity to cure the deficiency of the ECCA Participant in order to secure or maintain, as the case may be, a position on such provider panels. If, after the date hereof, an ECCA Company bids on a managed vision care contract that is then awarded to the Company, then the Vision 21 Company will not be obligated to include the ECCA Participants on the provider panel solely as it relates to such managed vision care contract; provided, however the foregoing shall not affect right of the ECCA Participants to participate on the provider panels as they relate to all other managed vision care contracts.

       Section 2.    DEFINITIONS.

       (a) "AFFILIATE" as to any person or entity shall mean any entity or person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the specified person or entity. The term "control" for this purpose shall mean the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to independently select the general partner of a partnership, or otherwise to have the power independently to remove and then select a majority of those persons exercising governing authority over an entity. "Control" shall be conclusively presumed in the case of direct or indirect ownership of 50% or more of the equity interest by such person or entity. Notwithstanding the foregoing, in no event shall the term "Affiliate" with respect to ECCA include Thomas H. Lee Company or any of its Affiliates (other than ECCA and its subsidiaries).

       "ECCA OPTOMETRISTS" shall mean all of the optometrists (and their respective professional entities through whom they perform optometric services) (i) who are then employed by any of the ECCA Companies, or have been so employed in the preceding twelve (12) months, (ii) to whom an ECCA Company then provides management services or has provided management services in the preceding twelve (12) months, (iii) who are then employed by any other optometrists (or professionally entity owned by an optometrist), or have been so employed in the preceding twelve (12) months, to whom an ECCA Company then provides management services; or (iv) who have practices then located, or located within the preceding twelve (12) months, adjacent to or within (or near if such space is sublet by an ECCA Company) the stores owned or operated by any ECCA Company including, without limitation, optometrist employed by the Vision 21 Practices.

       "Parties" means the Company, ECCA, Enclave and Visionworks.

       Section 3.    MISCELLANEOUS.

       (a) TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

       (b) ARBITRATION; WAIVER OF TRIAL BY JURY Any and every dispute of any nature whatsoever that may arise between any of the Parties, whether founded in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to or involving the construction, performance or breach of this Agreement, or any schedule, certificate or other document delivered by any Party hereto, or any other agreement between the Parties, whether entered into prior to, on, or subsequent to the date of this Agreement, or those arising under any federal, state or local law, regulation or ordinance, shall be determined by binding arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this paragraph. If the amount in controversy in the arbitration exceeds Two Hundred Fifty Thousand Dollars ($250,000), exclusive of interest, attorneys' fees and costs, the arbitration shall be conducted by a panel of three (3) neutral arbitrators. Otherwise, the arbitration shall be conducted by a single neutral arbitrator. The Parties shall endeavor to select neutral arbitrators by mutual agreement. If such agreement cannot be reached within thirty (30) calendar days after a dispute has arisen which is to be decided by arbitration, any Party or the Parties jointly shall request the American Arbitration Association to submit to each Party an identical panel of fifteen (15) persons. Alternate strikes shall be made to the panel, commencing with the Party bringing the claim, until the names of three (3) persons remain, or one (1) person if the case is to be heard by a single arbitrator. The Parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators. The person(s) thus remaining shall be the arbitrator(s) for such arbitration. If three (3) arbitrators are selected, the arbitrators shall elect a chairperson to preside at all meetings and hearings. The arbitrator(s), or a majority of them, shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing. The award made by a majority of the arbitrators shall be final and binding upon the Parties thereto and the subject matter. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrators shall have authority to award damages, arbitration costs, attorneys' fees, declaratory relief and permanent injunctive relief, if applicable, in accordance with the terms of this Agreement. Unless otherwise agreed by the Parties, the arbitration shall be held in San Antonio, Texas. This SECTION 3(B) shall not prevent any of the Parties from seeking a temporary restraining order or temporary or preliminary injunctive relief from a court of competent jurisdiction in order to protect its rights under this Agreement. In the event a Party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this SECTION 3(b), which shall continue to govern any and every dispute between the Parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

       EACH OF THE PARTIES TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THOSE DISPUTES RELATING TO OR INVOLVING, IN ANY WAY THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this agreement, each of the parties hereto acknowledges and agrees that it has had an opportunity to consult with legal counsel and that it knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any federal, state or local law, regulation or ordinance notwithstanding.

       (c) EXPENSES. Each Party shall pay its own expenses relating to this Agreement including, without limitation, the fees and expenses of their respective counsel and financial advisors.

       (d) GOVERNING LAW. The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the internal laws of the State of Texas without regard to conflict of laws principles.

       (e) ENFORCEMENT; VENUE; SERVICE OF PROCESS. In the event any Party shall seek enforcement of any covenant, warranty or other term or provision of this Agreement or seek to recover damages for the breach thereof, the Party which prevails in such proceedings shall be entitled to recover reasonable attorneys' fees and expenses actually incurred by it in connection therewith. Subject to SECTION 3(b) and without waiving the same, the Parties agree that this Agreement is performable in Bexar County, Texas and that the sole and exclusive venue for any proceeding involving any claim arising under or relating to this Agreement shall be in Bexar County, Texas. The Parties agree that the service of process or any other papers upon any of them by any of the methods specified in and in accordance with SECTION 3(g) (other than by facsimile) shall be deemed good, proper, and effective service upon them.

       (f) CAPTIONS; REFERENCES. The Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement. References to a "Section" when used without further attribution shall refer to the particular section of this Agreement.

       (g) NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given upon delivery in person, by facsimile, by overnight courier or by certified or registered mail, return receipt requested, as follows:

       If to the Company:                 Block Vision
                                          621 N. W. 53rd Street, Suite 600
                                          Boca Raton, Florida 33487
                                          Attention: Andrew Alcorn, President
                                          Facsimile: (561) 241-5126-4371

          With a copy to:                 Shumaker, Loop & Kendrick, LLP
                                          101 E. Kennedy Boulevard
                                          Suite 2800
                                          Tampa, Florida  33602
                                          Attention:  Darrell C. Smith, Esquire
                                          Facsimile:  (813) 229-1660

       If to any of the ECCA Companies:   Eye Care Centers of America, Inc.
                                          11103 West Avenue
                                          San Antonio, Texas 78213-1392
                                          Attention:  Bernard W. Andrews, CEO
                                          Facsimile: (210) 524-6996

          With a copy to:                 Cox & Smith Incorporated
                                          112 E. Pecan, Suite 1800
                                          San Antonio, Texas 78205
                                          Attention: J. Daniel Harkins or
                                            Steven A. Elder
                                          Facsimile: (210) 226-8395
or at such other address or telecopy number as shall have been furnished in writing by any such Party, except that such notice of such change shall be effective only upon receipt. Each such notice or other communication shall be effective when received or, if given by mail, when delivered at the address specified in this SECTION 3(g) or on the fifth business day following the date on which such communication is posted, whichever occurs first. Notwithstanding any provision in this Agreement to the contrary, any notice properly delivered to ECCA shall be deemed properly delivered to all of the ECCA Companies.

       (h) PARTIES IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be transferred, assigned, pledged or hypothecated by the Company without the consent of ECCA. The Company agrees that in the event of any transfer by any such company of all or substantially all of its assets (or all or substantially all of the assets of a operating division), the acquirer of such assets shall be required to assume the Company's obligations hereunder.

       (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

       (j) ENTIRE AGREEMENT. This Agreement, including the other documents referred to herein which form a part hereof or any other written agreements that the Parties enter into pursuant to or relating to the transactions contemplated herein, contains the entire understanding of the Parties with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter. All exhibits and schedules referred to herein and attached hereto are incorporated herein by reference. The Parties acknowledge that except as expressly provided herein, the Asset Purchase Agreement and all rights and obligations thereunder shall not be amended or modified by the terms of this Agreement and shall remain in full force and effect.

       (k) AMENDMENTS. This Agreement may not be changed orally, but only by an agreement in writing signed by the Parties.

       (l) SEVERABILITY. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any covenants or any portion thereof set forth in this Agreement is held by a court of competent jurisdiction to contain limitations as to duration, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary to protect the goodwill or other business interests of the affected party, the same shall not affect the remainder of the covenant or covenants contained therein, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall reform the covenants to the extent necessary to cause the limitations contained therein as to duration, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill or other business interests of the affected party and enforce the covenants as reformed.

       (m) JOINT PREPARATION. This Agreement has been prepared by the joint efforts of the respective attorneys to each of the Parties. No provision of this Agreement shall be construed on the basis that such Party was the author of such provision.

       (n) WAIVER. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this

Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless provided in writing signed by the other parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

       IN WITNESS WHEREOF, each of the Parties have executed this Agreement to be effective as of the day and year first above written.

                                EYE CARE CENTERS OF AMERICA, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                ENCLAVE ADVANCEMENT GROUP, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISIONWORKS, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                BLOCK VISION, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                    EXHIBIT G
                      FORM OF MANAGED VISION CARE AGREEMENT
                            [Maryland Eye Care, Inc.]

       This Managed Vision Care Agreement is executed this ____ day of ______, 2000 by MEC Healthcare, Inc. (the "Company") for the benefit of Eye Care Centers of America, Inc., a Texas corporation ("ECCA") Visionworks, Inc., a Florida corporation and wholly-owned subsidiary of ECCA ("Visionworks"), Enclave Advancement Group, Inc., a Delaware corporation and wholly-owned subsidiary of ECCA ("Enclave"). ECCA, Visionworks, Enclave and their respective subsidiaries and Affiliates (as hereinafter defined) are hereinafter referred to collectively as the "ECCA Companies" or individually as an "ECCA Company."

                              W I T N E S S E T H

       WHEREAS, concurrent with the execution hereof, the parties hereto, Vision Twenty-One, Inc., a Florida corporation ("Vision 21"), and certain other parties, are entering into that certain Settlement Agreement (the "Settlement Agreement") pursuant to which certain outstanding matters between the parties thereto are being resolved;

       WHEREAS, certain of the ECCA Companies and the optometrists with practices located adjacent to or within the retail optical stores owned or operated by any ECCA Company are currently on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       WHEREAS, the Company is receiving benefits from the Settlement Agreement and, in connection therewith, has agreed to execute this Agreement providing the ECCA Companies and certain optometrists will have the continued right to participate on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties hereinafter contained and other good and valuable consideration the receipt of which is hereby acknowledged by each party, the parties hereby agree as follows:

       Section 1. PARTICIPATION ON PANELS. For the period commencing on the date hereof and ending on the fifth anniversary of the date hereof, unless otherwise specified by the associated employer group or managed care entity, to the extent permitted by applicable law and subject to the credentialing and other participatory requirements of each managed vision care plan, and continued compliance by the ECCA Participants (as defined below) with the terms and conditions of the applicable provider agreements, including all managed care entity-specific provisions included therein (subject to the non-discriminatory restrictions below), the Company shall include all of the optical retail stores of the ECCA Companies and all of the ECCA Optometrists, including new store locations and optometrists (and their respective professional entities) that may hereinafter become ECCA Optometrists (collectively, the "ECCA Participants"), on each of the provider panels of managed vision care plans secured or administered by the Company covering markets in which such ECCA Participant is located. The Company shall take such actions as reasonably necessary to insure that the ECCA Participants are not discriminated against with respect to participation on such provider panels and receive the same benefits and treatment as the other members of the panels, except for the compensation and reimbursement to be paid by the Company to the ECCA Participants on existing contracts which has been and shall continue to be at the same rates set forth under presently existing managed vision care contracts. The ECCA Participants will be included on the panels of such managed vision care plans immediately following the execution of this Agreement, subject to the credentialing and other participatory requirements.

With respect to new managed vision care contracts after the date hereof, the Company and ECCA agree that (i) any decrease in historical reimbursement rates shall be as mutually agreed upon, (ii) the Company shall negotiate reimbursement rates in good faith and not arbitrarily or capriciously offer lower rates to discourage ECCA from accepting new contracts and (iii) reimbursement rates will be proportionate to rates currently in effect and relative to reimbursement levels offered to non-ECCA panel members taking into account the size and scope of the ECCA panel members. The Company shall use its reasonable best efforts to assist the ECCA Participants in the application process for obtaining the requisite credentialing to participate on such provider panels. The Company shall use its best efforts to assist the ECCA Participants in obtaining the requisite credentialing to participate on such provider panels. If the credentialing is denied for any reason or if any ECCA Participant is removed from a panel for non-compliance with the participation requirements, the Vision 21 Companies shall provide, or cause to be provided, to the ECCA Participants, within 30 days of such denial or removal, the basis for denying the credentialing or removing the ECCA Participant from the panel and an opportunity to cure the deficiency of the ECCA Participant in order to secure or maintain, as the case may be, a position on such provider panels. If, after the date hereof, an ECCA Company bids on a managed vision care contract that is then awarded to the Company, then the Vision 21 Company will not be obligated to include the ECCA Participants on the provider panel solely as it relates to such managed vision care contract; provided, however the foregoing shall not affect right of the ECCA Participants to participate on the provider panels as they relate to all other managed vision care contracts.

       Section 2.    DEFINITIONS.

       (a) "AFFILIATE" as to any person or entity shall mean any entity or person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the specified person or entity. The term "control" for this purpose shall mean the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to independently select the general partner of a partnership, or otherwise to have the power independently to remove and then select a majority of those persons exercising governing authority over an entity. "Control" shall be conclusively presumed in the case of direct or indirect ownership of 50% or more of the equity interest by such person or entity. Notwithstanding the foregoing, in no event shall the term "Affiliate" with respect to ECCA include Thomas H. Lee Company or any of its Affiliates (other than ECCA and its subsidiaries).

       "ECCA OPTOMETRISTS" shall mean all of the optometrists (and their respective professional entities through whom they perform optometric services) (i) who are then employed by any of the ECCA Companies, or have been so employed in the preceding twelve (12) months, (ii) to whom an ECCA Company then provides management services or has provided management services in the preceding twelve (12) months, (iii) who are then employed by any other optometrists (or professionally entity owned by an optometrist), or have been so employed in the preceding twelve (12) months, to whom an ECCA Company then provides management services; or (iv) who have practices then located, or located within the preceding twelve (12) months, adjacent to or within (or near if such space is sublet by an ECCA Company) the stores owned or operated by any ECCA Company including, without limitation, optometrist employed by the Vision 21 Practices.

       "Parties" means the Company, ECCA, Enclave and Visionworks.

       Section 3.    MISCELLANEOUS.

       (a) TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

       (b) ARBITRATION; WAIVER OF TRIAL BY JURY Any and every dispute of any nature whatsoever that may arise between any of the Parties, whether founded in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to or involving the construction, performance or breach of this Agreement, or any schedule, certificate or other document delivered by any Party hereto, or any other agreement between the Parties, whether entered into prior to, on, or subsequent to the date of this Agreement, or those arising under any federal, state or local law, regulation or ordinance, shall be determined by binding arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this paragraph. If the amount in controversy in the arbitration exceeds Two Hundred Fifty Thousand Dollars ($250,000), exclusive of interest, attorneys' fees and costs, the arbitration shall be conducted by a panel of three (3) neutral arbitrators. Otherwise, the arbitration shall be conducted by a single neutral arbitrator. The Parties shall endeavor to select neutral arbitrators by mutual agreement. If such agreement cannot be reached within thirty (30) calendar days after a dispute has arisen which is to be decided by arbitration, any Party or the Parties jointly shall request the American Arbitration Association to submit to each Party an identical panel of fifteen (15) persons. Alternate strikes shall be made to the panel, commencing with the Party bringing the claim, until the names of three (3) persons remain, or one (1) person if the case is to be heard by a single arbitrator. The Parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators. The person(s) thus remaining shall be the arbitrator(s) for such arbitration. If three (3) arbitrators are selected, the arbitrators shall elect a chairperson to preside at all meetings and hearings. The arbitrator(s), or a majority of them, shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing. The award made by a majority of the arbitrators shall be final and binding upon the Parties thereto and the subject matter. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrators shall have authority to award damages, arbitration costs, attorneys' fees, declaratory relief and permanent injunctive relief, if applicable, in accordance with the terms of this Agreement. Unless otherwise agreed by the Parties, the arbitration shall be held in San Antonio, Texas. This SECTION 3(b) shall not prevent any of the Parties from seeking a temporary restraining order or temporary or preliminary injunctive relief from a court of competent jurisdiction in order to protect its rights under this Agreement. In the event a Party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this SECTION 3(B), which shall continue to govern any and every dispute between the Parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

       EACH OF THE PARTIES TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THOSE DISPUTES RELATING TO OR INVOLVING, IN ANY WAY THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this agreement, each of the parties hereto acknowledges and agrees that it has had an opportunity to consult with legal counsel and that it knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any federal, state or local law, regulation or ordinance notwithstanding.

       (c) EXPENSES. Each Party shall pay its own expenses relating to this Agreement including, without limitation, the fees and expenses of their respective counsel and financial advisors.

       (d) GOVERNING LAW. The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the internal laws of the State of Texas without regard to conflict of laws principles.

       (e) ENFORCEMENT; VENUE; SERVICE OF PROCESS. In the event any Party shall seek enforcement of any covenant, warranty or other term or provision of this Agreement or seek to recover damages for the breach thereof, the Party which prevails in such proceedings shall be entitled to recover reasonable attorneys' fees and expenses actually incurred by it in connection therewith. Subject to SECTION 3(b) and without waiving the same, the Parties agree that this Agreement is performable in Bexar County, Texas and that the sole and exclusive venue for any proceeding involving any claim arising under or relating to this Agreement shall be in Bexar County, Texas. The Parties agree that the service of process or any other papers upon any of them by any of the methods specified in and in accordance with SECTION 3(g) (other than by facsimile) shall be deemed good, proper, and effective service upon them.

       (f) CAPTIONS; REFERENCES. The Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement. References to a "Section" when used without further attribution shall refer to the particular section of this Agreement.

       (g) NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given upon delivery in person, by facsimile, by overnight courier or by certified or registered mail, return receipt requested, as follows:

       If to the Company:                 MEC Healthcare, Inc.
                                          621 N. W. 53rd Street, Suite 600
                                          Boca Raton, Florida 33487
                                          Attention: Andrew Alcorn, President
                                          Facsimile: (561) 241-5126-4371

          With a copy to:                 Shumaker, Loop & Kendrick, LLP
                                          101 E. Kennedy Boulevard
                                          Suite 2800
                                          Tampa, Florida  33602
                                          Attention:  Darrell C. Smith, Esquire
                                          Facsimile:  (813) 229-1660

       If to any of the ECCA Companies:   Eye Care Centers of America, Inc.
                                          11103 West Avenue
                                          San Antonio, Texas 78213-1392
                                          Attention:  Bernard W. Andrews, CEO
                                          Facsimile: (210) 524-6996

          With a copy to:                 Cox & Smith Incorporated
                                          12 E. Pecan, Suite 1800
                                          San Antonio, Texas  78205
                                          Attention:  J. Daniel Harkins or
                                            Steven A. Elder
                                          Facsimile: (210) 226-8395
or at such other address or telecopy number as shall have been furnished in writing by any such Party, except that such notice of such change shall be effective only upon receipt. Each such notice or other communication shall be effective when received or, if given by mail, when delivered at the address specified in this SECTION 3(g) or on the fifth business day following the date on which such communication is posted, whichever occurs first. Notwithstanding any provision in this Agreement to the contrary, any notice properly delivered to ECCA shall be deemed properly delivered to all of the ECCA Companies.

       (h) PARTIES IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be transferred, assigned, pledged or hypothecated by the Company without the consent of ECCA. The Company agrees that in the event of any transfer by any such company of all or substantially all of its assets (or all or substantially all of the assets of a operating division), the acquirer of such assets shall be required to assume the Company's obligations hereunder.

       (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

       (j) ENTIRE AGREEMENT. This Agreement, including the other documents referred to herein which form a part hereof or any other written agreements that the Parties enter into pursuant to or relating to the transactions contemplated herein, contains the entire understanding of the Parties with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter. All exhibits and schedules referred to herein and attached hereto are incorporated herein by reference. The Parties acknowledge that except as expressly provided herein, the Asset Purchase Agreement and all rights and obligations thereunder shall not be amended or modified by the terms of this Agreement and shall remain in full force and effect.

       (k) AMENDMENTS. This Agreement may not be changed orally, but only by an agreement in writing signed by the Parties.

       (l) SEVERABILITY. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any covenants or any portion thereof set forth in this Agreement is held by a court of competent jurisdiction to contain limitations as to duration, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary to protect the goodwill or other business interests of the affected party, the same shall not affect the remainder of the covenant or covenants contained therein, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall reform the covenants to the extent necessary to cause the limitations contained therein as to duration, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill or other business interests of the affected party and enforce the covenants as reformed.

       (m) JOINT PREPARATION. This Agreement has been prepared by the joint efforts of the respective attorneys to each of the Parties. No provision of this Agreement shall be construed on the basis that such Party was the author of such provision.

       (n) WAIVER. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this

Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless provided in writing signed by the other parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

       IN WITNESS WHEREOF, each of the Parties have executed this Agreement to be effective as of the day and year first above written.

                                EYE CARE CENTERS OF AMERICA, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                ENCLAVE ADVANCEMENT GROUP, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISIONWORKS, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                MEC HEALTHCARE, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                    EXHIBIT H
                      FORM OF MANAGED VISION CARE AGREEMENT
                     [Vision Twenty-One of Wisconsin, Inc.]

       This Managed Vision Care Agreement is executed this ____ day of ______, 2000 by Vision Twenty-One of Wisconsin, Inc., a Wisconsin corporation (the "Company") for the benefit of Eye Care Centers of America, Inc., a Texas corporation ("ECCA"), Visionworks, Inc., a Florida corporation and wholly-owned subsidiary of ECCA ("Visionworks"), Enclave Advancement Group, Inc., a Delaware corporation and wholly-owned subsidiary of ECCA ("Enclave") and their respective subsidiaries and Affiliates. ECCA, Visionworks, Enclave and their respective subsidiaries and Affiliates (as hereinafter defined) are hereinafter referred to collectively as the "ECCA Companies" or individually as an "ECCA Company."

                               W I T N E S S E T H

       WHEREAS, concurrent with the execution hereof, the parties hereto, Vision Twenty-One, Inc., a Florida corporation ("Vision 21"), and certain other parties, are entering into that certain Settlement Agreement (the "Settlement Agreement") pursuant to which certain outstanding matters between the parties thereto are being resolved;

       WHEREAS, certain of the ECCA Companies and the optometrists with practices located adjacent to or within the retail optical stores owned or operated by any ECCA Company are currently on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       WHEREAS, the Company is receiving benefits from the Settlement Agreement and, in connection therewith, has agreed to execute this Agreement providing the ECCA Companies and certain optometrists will have the continued right to participate on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties hereinafter contained and other good and valuable consideration the receipt of which is hereby acknowledged by each party, the parties hereby agree as follows:

       Section 1. PARTICIPATION ON PANELS. For the period commencing on the date hereof and ending on the fifth anniversary of the date hereof, unless otherwise specified by the associated employer group or managed care entity, to the extent permitted by applicable law and subject to the credentialing and other participatory requirements of each managed vision care plan, and continued compliance by the ECCA Participants (as defined below) with the terms and conditions of the applicable provider agreements, including all managed care entity-specific provisions included therein (subject to the non-discriminatory restrictions below), the Company shall include all of the optical retail stores of the ECCA Companies and all of the ECCA Optometrists, including new store locations and optometrists (and their respective professional entities) that may hereinafter become ECCA Optometrists (collectively, the "ECCA Participants"), on each of the provider panels of managed vision care plans secured or administered by the Company covering markets in which such ECCA Participant is located. The Company shall take such actions as reasonably necessary to insure that the ECCA Participants are not discriminated against with respect to participation on such provider panels and receive the same benefits and treatment as the other members of the panels, except for the compensation and reimbursement to be paid by the Company to the ECCA Participants on existing contracts which has been and shall continue to be at the same rates set forth under presently existing managed vision care contracts. The ECCA Participants will be included on the panels of such managed vision care plans immediately following the execution of this Agreement, subject to the credentialing and other participatory requirements.

With respect to new managed vision care contracts after the date hereof, the Company and ECCA agree that (i) any decrease in historical reimbursement rates shall be as mutually agreed upon, (ii) the Company shall negotiate reimbursement rates in good faith and not arbitrarily or capriciously offer lower rates to discourage ECCA from accepting new contracts and (iii) reimbursement rates will be proportionate to rates currently in effect and relative to reimbursement levels offered to non-ECCA panel members taking into account the size and scope of the ECCA panel members. The Company shall use its reasonable best efforts to assist the ECCA Participants in the application process for obtaining the requisite credentialing to participate on such provider panels. If the credentialing is denied for any reason or if any ECCA Participant is removed from a panel for non-compliance with the participation requirements, the Vision 21 Companies shall provide, or cause to be provided, to the ECCA Participants, within 30 days of such denial or removal, the basis for denying the credentialing or removing the ECCA Participant from the panel and an opportunity to cure the deficiency of the ECCA Participant in order to secure or maintain, as the case may be, a position on such provider panels. If, after the date hereof, an ECCA Company bids on a managed vision care contract that is then awarded to the Company, then the Vision 21 Company will not be obligated to include the ECCA Participants on the provider panel solely as it relates to such managed vision care contract; provided, however the foregoing shall not affect right of the ECCA Participants to participate on the provider panels as they relate to all other managed vision care contracts.

       Section 2.    DEFINITIONS.

       (a) "AFFILIATE" as to any person or entity shall mean any entity or person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the specified person or entity. The term "control" for this purpose shall mean the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to independently select the general partner of a partnership, or otherwise to have the power independently to remove and then select a majority of those persons exercising governing authority over an entity. "Control" shall be conclusively presumed in the case of direct or indirect ownership of 50% or more of the equity interest by such person or entity. Notwithstanding the foregoing, in no event shall the term "Affiliate" with respect to ECCA include Thomas H. Lee Company or any of its Affiliates (other than ECCA and its subsidiaries).

       "ECCA OPTOMETRISTS" shall mean all of the optometrists (and their respective professional entities through whom they perform optometric services) (i) who are then employed by any of the ECCA Companies, or have been so employed in the preceding twelve (12) months, (ii) to whom an ECCA Company then provides management services or has provided management services in the preceding twelve (12) months, (iii) who are then employed by any other optometrists (or professionally entity owned by an optometrist), or have been so employed in the preceding twelve (12) months, to whom an ECCA Company then provides management services; or (iv) who have practices then located, or located within the preceding twelve (12) months, adjacent to or within (or near if such space is sublet by an ECCA Company) the stores owned or operated by any ECCA Company including, without limitation, optometrist employed by the Vision 21 Practices.

         "Parties" means the Company, ECCA, Enclave and Visionworks.

       Section 3.    MISCELLANEOUS.

       (a) TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

       (b) ARBITRATION; WAIVER OF TRIAL BY JURY Any and every dispute of any nature whatsoever that may arise between any of the Parties, whether founded in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to or involving the construction, performance or breach of this Agreement, or any schedule, certificate or other document delivered by any Party hereto, or any other agreement between the Parties, whether entered into prior to, on, or subsequent to the date of this Agreement, or those arising under any federal, state or local law, regulation or ordinance, shall be determined by binding arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this paragraph. If the amount in controversy in the arbitration exceeds Two Hundred Fifty Thousand Dollars ($250,000), exclusive of interest, attorneys' fees and costs, the arbitration shall be conducted by a panel of three (3) neutral arbitrators. Otherwise, the arbitration shall be conducted by a single neutral arbitrator. The Parties shall endeavor to select neutral arbitrators by mutual agreement. If such agreement cannot be reached within thirty (30) calendar days after a dispute has arisen which is to be decided by arbitration, any Party or the Parties jointly shall request the American Arbitration Association to submit to each Party an identical panel of fifteen (15) persons. Alternate strikes shall be made to the panel, commencing with the Party bringing the claim, until the names of three (3) persons remain, or one (1) person if the case is to be heard by a single arbitrator. The Parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators. The person(s) thus remaining shall be the arbitrator(s) for such arbitration. If three (3) arbitrators are selected, the arbitrators shall elect a chairperson to preside at all meetings and hearings. The arbitrator(s), or a majority of them, shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing. The award made by a majority of the arbitrators shall be final and binding upon the Parties thereto and the subject matter. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrators shall have authority to award damages, arbitration costs, attorneys' fees, declaratory relief and permanent injunctive relief, if applicable, in accordance with the terms of this Agreement. Unless otherwise agreed by the Parties, the arbitration shall be held in San Antonio, Texas. This SECTION 3(b) shall not prevent any of the Parties from seeking a temporary restraining order or temporary or preliminary injunctive relief from a court of competent jurisdiction in order to protect its rights under this Agreement. In the event a Party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this SECTION 3(b), which shall continue to govern any and every dispute between the Parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

       EACH OF THE PARTIES TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THOSE DISPUTES RELATING TO OR INVOLVING, IN ANY WAY THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this agreement, each of the parties hereto acknowledges and agrees that it has had an opportunity to consult with legal counsel and that it knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any federal, state or local law, regulation or ordinance notwithstanding.

       (c) EXPENSES. Each Party shall pay its own expenses relating to this Agreement including, without limitation, the fees and expenses of their respective counsel and financial advisors.

       (d) GOVERNING LAW. The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the internal laws of the State of Texas without regard to conflict of laws principles.

       (e) ENFORCEMENT; VENUE; SERVICE OF PROCESS. In the event any Party shall seek enforcement of any covenant, warranty or other term or provision of this Agreement or seek to recover damages for the breach thereof, the Party which prevails in such proceedings shall be entitled to recover reasonable attorneys' fees and expenses actually incurred by it in connection therewith. Subject to SECTION 3(b) and without waiving the same, the Parties agree that this Agreement is performable in Bexar County, Texas and that the sole and exclusive venue for any proceeding involving any claim arising under or relating to this Agreement shall be in Bexar County, Texas. The Parties agree that the service of process or any other papers upon any of them by any of the methods specified in and in accordance with SECTION 3(g) (other than by facsimile) shall be deemed good, proper, and effective service upon them.

       (f) CAPTIONS; REFERENCES. The Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement. References to a "Section" when used without further attribution shall refer to the particular section of this Agreement.

       (g) NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given upon delivery in person, by facsimile, by overnight courier or by certified or registered mail, return receipt requested, as follows:

       If to the Company:                 Vision Twenty-One of Wisconsin, Inc.
                                          621 N. W. 53rd Street, Suite 600
                                          Boca Raton, Florida 33487
                                          Attention: Andrew Alcorn, President
                                          (561) 241-5126-4371

          With a copy to:                 Shumaker, Loop & Kendrick, LLP
                                          101 E. Kennedy Boulevard
                                          Suite 2800
                                          Tampa, Florida  33602
                                          Attention:  Darrell C. Smith, Esquire
                                          Facsimile:  (813) 229-1660

       If to any of the ECCA Companies:   Eye Care Centers of America, Inc.
                                          11103 West Avenue
                                          San Antonio, Texas 78213-1392
                                          Attention:  Bernard W. Andrews, CEO
                                          Facsimile: (210) 524-6996

          With a copy to:                 Cox & Smith Incorporated
                                          112 E. Pecan, Suite 1800
                                          San Antonio, Texas 78205
                                          Attention: J. Daniel Harkins or
                                            Steven A. Elder
                                          Facsimile: (210) 226-8395
or at such other address or telecopy number as shall have been furnished in writing by any such Party, except that such notice of such change shall be effective only upon receipt. Each such notice or other communication shall be effective when received or, if given by mail, when delivered at the address specified in this SECTION 3(g) or on the fifth business day following the date on which such communication is posted, whichever occurs first. Notwithstanding any provision in this Agreement to the contrary, any notice properly delivered to ECCA shall be deemed properly delivered to all of the ECCA Companies.

       (h) PARTIES IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be transferred, assigned, pledged or hypothecated by the Company without the consent of ECCA. The Company agrees that in the event of any transfer by any such company of all or substantially all of its assets (or all or substantially all of the assets of a operating division), the acquirer of such assets shall be required to assume the Company's obligations hereunder.

       (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

       (j) ENTIRE AGREEMENT. This Agreement, including the other documents referred to herein which form a part hereof or any other written agreements that the Parties enter into pursuant to or relating to the transactions contemplated herein, contains the entire understanding of the Parties with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter. All exhibits and schedules referred to herein and attached hereto are incorporated herein by reference. The Parties acknowledge that except as expressly provided herein, the Asset Purchase Agreement and all rights and obligations thereunder shall not be amended or modified by the terms of this Agreement and shall remain in full force and effect.

       (k) AMENDMENTS. This Agreement may not be changed orally, but only by an agreement in writing signed by the Parties.

       (l) SEVERABILITY. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any covenants or any portion thereof set forth in this Agreement is held by a court of competent jurisdiction to contain limitations as to duration, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary to protect the goodwill or other business interests of the affected party, the same shall not affect the remainder of the covenant or covenants contained therein, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall reform the covenants to the extent necessary to cause the limitations contained therein as to duration, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill or other business interests of the affected party and enforce the covenants as reformed.

       (m) JOINT PREPARATION. This Agreement has been prepared by the joint efforts of the respective attorneys to each of the Parties. No provision of this Agreement shall be construed on the basis that such Party was the author of such provision.

       (n) WAIVER. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this

Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless provided in writing signed by the other parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

       IN WITNESS WHEREOF, each of the Parties have executed this Agreement to be effective as of the day and year first above written.

                                EYE CARE CENTERS OF AMERICA, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                ENCLAVE ADVANCEMENT GROUP, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISIONWORKS, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISION TWENTY-ONE OF WISCONSIN, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                    EXHIBIT I
                      FORM OF MANAGED VISION CARE AGREEMENT
             [Vision Twenty-One Managed Eye Care of Tampa Bay, Inc.]

       This Managed Vision Care Agreement is executed this ____ day of ______, 2000 by Vision Twenty-One Managed Eye Care of Tampa Bay, Inc., a Wisconsin corporation (the "Company") for the benefit of Eye Care Centers of America, Inc., a Texas corporation ("ECCA"), Visionworks, Inc., a Florida corporation and wholly-owned subsidiary of ECCA ("Visionworks"), Enclave Advancement Group, Inc., a Delaware corporation and wholly-owned subsidiary of ECCA ("Enclave") and their respective subsidiaries and Affiliates. ECCA, Visionworks, Enclave and their respective subsidiaries and Affiliates (as hereinafter defined) are hereinafter referred to collectively as the "ECCA Companies" or individually as an "ECCA Company."

                               W I T N E S S E T H

       WHEREAS, concurrent with the execution hereof, the parties hereto, Vision Twenty-One, Inc., a Florida corporation ("Vision 21"), and certain other parties, are entering into that certain Settlement Agreement (the "Settlement Agreement") pursuant to which certain outstanding matters between the parties thereto are being resolved;

       WHEREAS, certain of the ECCA Companies and the optometrists with practices located adjacent to or within the retail optical stores owned or operated by any ECCA Company are currently on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       WHEREAS, the Company is receiving benefits from the Settlement Agreement and, in connection therewith, has agreed to execute this Agreement providing the ECCA Companies and certain optometrists will have the continued right to participate on the managed care panels with respect to managed vision care contracts secured or administered by the Company;

       NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties hereinafter contained and other good and valuable consideration the receipt of which is hereby acknowledged by each party, the parties hereby agree as follows:

       Section 1. PARTICIPATION ON PANELS. For the period commencing on the date hereof and ending on the fifth anniversary of the date hereof, unless otherwise specified by the associated employer group or managed care entity, to the extent permitted by applicable law and subject to the credentialing and other participatory requirements of each managed vision care plan, and continued compliance by the ECCA Participants (as defined below) with the terms and conditions of the applicable provider agreements, including all managed care entity-specific provisions included therein (subject to the non-discriminatory restrictions below), the Company shall include all of the optical retail stores of the ECCA Companies and all of the ECCA Optometrists, including new store locations and optometrists (and their respective professional entities) that may hereinafter become ECCA Optometrists (collectively, the "ECCA Participants"), on each of the provider panels of managed vision care plans secured or administered by the Company covering markets in which such ECCA Participant is located. The Company shall take such actions as reasonably necessary to insure that the ECCA Participants are not discriminated against with respect to participation on such provider panels and receive the same benefits and treatment as the other members of the panels, except for the compensation and reimbursement to be paid by the Company to the ECCA Participants on existing contracts which has been and shall continue to be at the same rates set forth under presently existing managed vision care contracts. The ECCA Participants will be included on the panels of such managed vision care plans immediately following the execution of this Agreement, subject to the credentialing and other participatory requirements.

With respect to new managed vision care contracts after the date hereof, the Company and ECCA agree that (i) any decrease in historical reimbursement rates shall be as mutually agreed upon, (ii) the Company shall negotiate reimbursement rates in good faith and not arbitrarily or capriciously offer lower rates to discourage ECCA from accepting new contracts and (iii) reimbursement rates will be proportionate to rates currently in effect and relative to reimbursement levels offered to non-ECCA panel members taking into account the size and scope of the ECCA panel members. The Company shall use its reasonable best efforts to assist the ECCA Participants in the application process for obtaining the requisite credentialing to participate on such provider panels. If the credentialing is denied for any reason or if any ECCA Participant is removed from a panel for non-compliance with the participation requirements, the Vision 21 Companies shall provide, or cause to be provided, to the ECCA Participants, within 30 days of such denial or removal, the basis for denying the credentialing or removing the ECCA Participant from the panel and an opportunity to cure the deficiency of the ECCA Participant in order to secure or maintain, as the case may be, a position on such provider panels. If, after the date hereof, an ECCA Company bids on a managed vision care contract that is then awarded to the Company, then the Vision 21 Company will not be obligated to include the ECCA Participants on the provider panel solely as it relates to such managed vision care contract; provided, however the foregoing shall not affect right of the ECCA Participants to participate on the provider panels as they relate to all other managed vision care contracts.

       Section 2.    DEFINITIONS.

       (a) "AFFILIATE" as to any person or entity shall mean any entity or person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the specified person or entity. The term "control" for this purpose shall mean the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to independently select the general partner of a partnership, or otherwise to have the power independently to remove and then select a majority of those persons exercising governing authority over an entity. "Control" shall be conclusively presumed in the case of direct or indirect ownership of 50% or more of the equity interest by such person or entity. Notwithstanding the foregoing, in no event shall the term "Affiliate" with respect to ECCA include Thomas H. Lee Company or any of its Affiliates (other than ECCA and its subsidiaries).

       "ECCA OPTOMETRISTS" shall mean all of the optometrists (and their respective professional entities through whom they perform optometric services) (i) who are then employed by any of the ECCA Companies, or have been so employed in the preceding twelve (12) months, (ii) to whom an ECCA Company then provides management services or has provided management services in the preceding twelve (12) months, (iii) who are then employed by any other optometrists (or professionally entity owned by an optometrist), or have been so employed in the preceding twelve (12) months, to whom an ECCA Company then provides management services; or (iv) who have practices then located, or located within the preceding twelve (12) months, adjacent to or within (or near if such space is sublet by an ECCA Company) the stores owned or operated by any ECCA Company including, without limitation, optometrist employed by the Vision 21 Practices.

       "Parties" means the Company, ECCA, Enclave and Visionworks.

       Section 3.    MISCELLANEOUS.

       (a) TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

       (b) ARBITRATION; WAIVER OF TRIAL BY JURY Any and every dispute of any nature whatsoever that may arise between any of the Parties, whether founded in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to or involving the construction, performance or breach of this Agreement, or any schedule, certificate or other document delivered by any Party hereto, or any other agreement between the Parties, whether entered into prior to, on, or subsequent to the date of this Agreement, or those arising under any federal, state or local law, regulation or ordinance, shall be determined by binding arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this paragraph. If the amount in controversy in the arbitration exceeds Two Hundred Fifty Thousand Dollars ($250,000), exclusive of interest, attorneys' fees and costs, the arbitration shall be conducted by a panel of three (3) neutral arbitrators. Otherwise, the arbitration shall be conducted by a single neutral arbitrator. The Parties shall endeavor to select neutral arbitrators by mutual agreement. If such agreement cannot be reached within thirty (30) calendar days after a dispute has arisen which is to be decided by arbitration, any Party or the Parties jointly shall request the American Arbitration Association to submit to each Party an identical panel of fifteen (15) persons. Alternate strikes shall be made to the panel, commencing with the Party bringing the claim, until the names of three (3) persons remain, or one (1) person if the case is to be heard by a single arbitrator. The Parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators. The person(s) thus remaining shall be the arbitrator(s) for such arbitration. If three (3) arbitrators are selected, the arbitrators shall elect a chairperson to preside at all meetings and hearings. The arbitrator(s), or a majority of them, shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing. The award made by a majority of the arbitrators shall be final and binding upon the Parties thereto and the subject matter. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrators shall have authority to award damages, arbitration costs, attorneys' fees, declaratory relief and permanent injunctive relief, if applicable, in accordance with the terms of this Agreement. Unless otherwise agreed by the Parties, the arbitration shall be held in San Antonio, Texas. This SECTION 3(b) shall not prevent any of the Parties from seeking a temporary restraining order or temporary or preliminary injunctive relief from a court of competent jurisdiction in order to protect its rights under this Agreement. In the event a Party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this SECTION 3(b), which shall continue to govern any and every dispute between the Parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

       EACH OF THE PARTIES TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THOSE DISPUTES RELATING TO OR INVOLVING, IN ANY WAY THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this agreement, each of the parties hereto acknowledges and agrees that it has had an opportunity to consult with legal counsel and that it knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any federal, state or local law, regulation or ordinance notwithstanding.

       (c) EXPENSES. Each Party shall pay its own expenses relating to this Agreement including, without limitation, the fees and expenses of their respective counsel and financial advisors.

       (d) GOVERNING LAW. The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the internal laws of the State of Texas without regard to conflict of laws principles.

       (e) ENFORCEMENT; VENUE; SERVICE OF PROCESS. In the event any Party shall seek enforcement of any covenant, warranty or other term or provision of this Agreement or seek to recover damages for the breach thereof, the Party which prevails in such proceedings shall be entitled to recover reasonable attorneys' fees and expenses actually incurred by it in connection therewith. Subject to SECTION 3(b) and without waiving the same, the Parties agree that this Agreement is performable in Bexar County, Texas and that the sole and exclusive venue for any proceeding involving any claim arising under or relating to this Agreement shall be in Bexar County, Texas. The Parties agree that the service of process or any other papers upon any of them by any of the methods specified in and in accordance with SECTION 3(g) (other than by facsimile) shall be deemed good, proper, and effective service upon them.

       (f) CAPTIONS; REFERENCES. The Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement. References to a "Section" when used without further attribution shall refer to the particular section of this Agreement.

       (g) NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given upon delivery in person, by facsimile, by overnight courier or by certified or registered mail, return receipt requested, as follows:

       If to the Company:                 Vision Twenty-One Managed Eye Care of
                                          Tampa Bay, Inc.
                                          621 N. W. 53rd Street, Suite 600
                                          Boca Raton, Florida 33487
                                          Attention: Andrew Alcorn, President
                                          Facsimile:  (561) 241-5126-4371

          With a copy to:                 Shumaker, Loop & Kendrick, LLP
                                          101 E. Kennedy Boulevard
                                          Suite 2800
                                          Tampa, Florida  33602
                                          Attention:  Darrell C. Smith, Esquire
                                          Facsimile:  (813) 229-1660

       If to any of the ECCA Companies:   Eye Care Centers of America, Inc.
                                          11103 West Avenue
                                          San Antonio, Texas 78213-1392
                                          Attention:  Bernard W. Andrews, CEO
                                          Facsimile: (210) 524-6996

          With a copy to:                 Cox & Smith Incorporated
                                          112 E. Pecan, Suite 1800
                                          San Antonio, Texas 78205
                                          Attention: J. Daniel Harkins or
                                           Steven A. Elder
                                          Facsimile: (210) 226-8395
or at such other address or telecopy number as shall have been furnished in writing by any such Party, except that such notice of such change shall be effective only upon receipt. Each such notice or other communication shall be effective when received or, if given by mail, when delivered at the address specified in this SECTION 3(g) or on the fifth business day following the date on which such communication is posted, whichever occurs first. Notwithstanding any provision in this Agreement to the contrary, any notice properly delivered to ECCA shall be deemed properly delivered to all of the ECCA Companies.

       (h) PARTIES IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be transferred, assigned, pledged or hypothecated by the Company without the consent of ECCA. The Company agrees that in the event of any transfer by any such company of all or substantially all of its assets (or all or substantially all of the assets of a operating division), the acquirer of such assets shall be required to assume the Company's obligations hereunder.

       (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

       (j) ENTIRE AGREEMENT. This Agreement, including the other documents referred to herein which form a part hereof or any other written agreements that the Parties enter into pursuant to or relating to the transactions contemplated herein, contains the entire understanding of the Parties with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter. All exhibits and schedules referred to herein and attached hereto are incorporated herein by reference. The Parties acknowledge that except as expressly provided herein, the Asset Purchase Agreement and all rights and obligations thereunder shall not be amended or modified by the terms of this Agreement and shall remain in full force and effect.

       (k) AMENDMENTS. This Agreement may not be changed orally, but only by an agreement in writing signed by the Parties.

       (l) SEVERABILITY. Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any covenants or any portion thereof set forth in this Agreement is held by a court of competent jurisdiction to contain limitations as to duration, geographical area or scope of activity to be restrained that are not reasonable and impose a greater restraint than is necessary to protect the goodwill or other business interests of the affected party, the same shall not affect the remainder of the covenant or covenants contained therein, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall reform the covenants to the extent necessary to cause the limitations contained therein as to duration, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill or other business interests of the affected party and enforce the covenants as reformed.

       (m) JOINT PREPARATION. This Agreement has been prepared by the joint efforts of the respective attorneys to each of the Parties. No provision of this Agreement shall be construed on the basis that such Party was the author of such provision.

       (n) WAIVER. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this

Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless provided in writing signed by the other parties; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

       IN WITNESS WHEREOF, each of the Parties have executed this Agreement to be effective as of the day and year first above written.

                                EYE CARE CENTERS OF AMERICA, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                ENCLAVE ADVANCEMENT GROUP, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISIONWORKS, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                VISION TWENTY-ONE MANAGED EYE CARE
                                 OF TAMPA BAY, INC.

                                By:
                                   --------------------------------------
                                  Title:
                                         --------------------------------------

                                    EXHIBIT J
                                   LITIGATION

       Vision Insurance Plan of America, Inc. ("VIPA"), a Subsidiary of Vision 21 of Wisconsin, Inc., is currently in discussions with the Office of the Commissioner of Insurance of the State of Wisconsin concerning a proposed Stipulation and Order that would require VIPA to notify the State of Wisconsin and receive approval of certain transactions. Vision 21 has no reason to believe this would affect its ability to perform its obligations under the Settlement Agreement, but there can be no assurance that this will be the case.

                                    EXHIBIT K
                                  PAYMENT TERMS

       Amount: $1,531,873 plus accrued interest

       Facility: Convertible Note. Conversion feature will be priced at the greater of $0.18 per share or the market price on the Closing Date of the new bank credit agreement and will not contain a lock-up period other than as set forth below

       The Conversion Note will establish reasonable notice requirements and "piggyback" registration rights regarding conversion to equity. The form of the Conversion Note shall be in a form reasonably acceptable to ECCA and will be substantially in the form of the conversion note issued to the lenders in connection with the new bank credit agreement as described on Exhibit L to the Settlement Agreement. If the convertible debt issued to the lenders in connection with the new bank credit facility are changed to terms more favorable to the lenders (as compared to the terms on Exhibit L), unless otherwise agreed to by ECCA the Conversion Note issued to ECCA shall reflect the more favorable terms offered to the lenders.

Collateral:       Unsecured

Maturity Date:    September 30, 2003

Pricing: Interest will accrue at 7% per annum and will be payable on the Maturity Date.

Conversion Limitation: Conversion of the note into common shares will be prohibited until April 1, 2001. 5% of note amount will become convertible on April 1, 2001 and on July 1, 2001. 10% of the note amount will become convertible on October 1, 2001, January 1, 2002, April 1, 2002 and on July 1, 2002. Commencing on October 1, 2002 there will be no restrictions on convertibility of the remaining note balance.

                                    EXHIBIT L
                               RESTRUCTURING TERMS